UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01545

Eaton Vance Special Investment Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

Date of Fiscal Year End October 31

Date of Reporting Period October 31, 2015

Item 1. Reports to Stockholders

Eaton Vance

Short Duration

Real Return Fund

Annual Report

October 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2015

Eaton Vance

Short Duration Real Return Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	24

Federal Tax Information	25

Management and Organization	26

Important Notices	29

Eaton Vance

Short Duration Real Return Fund

October 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12-month period ended October 31, 2015, short and intermediate Treasury Inflation-Protected Securities (TIPS) and other inflation-linked investments declined in value. Losses were driven by falling energy and commodity prices, which kept inflationary pressures subdued.

The U.S. economy continued to expand at a modest pace; however, global growth deteriorated, with much of the weakness related to China’s transition from a manufacturing to a consumer-led economy. As global growth slowed, so did demand for energy and commodities. The slump in demand, combined with excess supplies of oil, iron ore and other raw materials, pushed energy and commodity prices significantly lower. The spot price of West Texas Intermediate crude oil dropped more than 40%, and agricultural prices fell over 7%, as measured by the S&P GSCI Agriculture Index.2

While the consumer price index (CPI) climbed a modest 0.2% during the fiscal year, core inflation (which excludes food and energy prices) increased 1.9% due to rising services inflation. Inflation in the service components of CPI (which comprise 75% of core) had previously been confined mostly to rents but recently broadened to more sectors, most notably health care and transportation services. In addition, wage growth — a critical missing component of higher inflation — touched 2.5% on an annual basis for the first time since July 2009.

Against this backdrop, five-year real rates (i.e., nominal rates adjusted for inflation) increased 31 basis points (bps) during the one-year period, and five-year TIPS breakevens narrowed 38 bps. The BofA Merrill Lynch 1-5 Year U.S. Inflation-Linked Treasury Index returned -1.26%.

Fund Performance

For the fiscal year ended October 31, 2015, Eaton Vance Short Duration Real Return Fund (the Fund) Class A shares at net asset value (NAV) had a total return of -2.06%. By comparison, the Fund’s benchmark, the BofA Merrill Lynch 1-5 Year U.S. Inflation-Linked Treasury Index (the Index), returned -1.26% during the period. Both the Fund and its benchmark lagged the 0.2% rate of inflation, as measured by the CPI.

The Fund seeks to produce a real return that exceeds inflation by investing in a combination of TIPS, floating-rate bank loans and commercial mortgage-backed securities (CMBS); bank loans and CMBS are not represented in the Index. During the period, TIPS accrued a 0.2% CPI inflation rate, which increased the principal value of TIPS. However, the rise in short-term real rates more than offset the positive inflation accrual, resulting in a negative total return for the Index. The TIPS in the Fund had a higher yield than those in the Index, and security selection and the management of interest-rate exposure positively impacted relative results. Nonetheless, the Fund’s TIPS generated a lower return than the TIPS in the Index after Fund expenses were applied.

The Fund’s inflation derivatives and interest-rate derivatives — i.e., the Fund’s strategy of swapping Libor and fixed-rate interest payments for payments based on changes in U.S. CPI — also detracted from performance versus the Index.

These unfavorable effects were partly offset by the Fund’s exposure to floating-rate bank loans and CMBS which, unlike TIPS, registered gains for the fiscal year. The yield differential between bank loans and CMBS widened relative to similar-maturity Treasury securities amid worries about corporate fundamentals, particularly in the energy and materials sectors. However, the income generated by both asset classes more than compensated for the negative impact that widening credit spreads had on prices.

On October 31, 2015, the Fund had a 57.7% allocation to TIPS, a 23.6% allocation to floating-rate bank loans and a 19.8% allocation to CMBS. During the period, interest-rate payments on both CMBS and bank loans were fully swapped for payments based on changes in the CPI.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration Real Return Fund

October 31, 2015

Performance2,3

Portfolio Managers Thomas H. Luster, CFA and Stewart D. Taylor

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	04/01/2010	04/01/2010	–2.06%	1.24%	1.68%
Class A with 2.25% Maximum Sales Charge	—	—	–4.26	0.79	1.27
Class C at NAV	04/01/2010	04/01/2010	–2.84	0.50	0.92
Class C with 1% Maximum Sales Charge	—	—	–3.80	0.50	0.92
Class I at NAV	04/01/2010	04/01/2010	–1.90	1.49	1.92
BofA Merrill Lynch 1–5 Year U.S. Inflation-Linked Treasury Index	—	—	–1.26%	0.88%	1.36%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.16%	1.91%	0.91%
Net			0.90	1.65	0.65

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	04/01/2010	$10,525	N.A.
Class I	$250,000	04/01/2010	$277,974	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Short Duration Real Return Fund

October 31, 2015

Fund Profile5

Asset Allocation (% of total investments)6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Short Duration Real Return Fund

October 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P GSCI Agriculture Index measures the performance of agricultural commodity markets. BofA Merrill Lynch 1-5 Year U.S. Inflation-Linked Treasury Index is an unmanaged index comprised of U.S. Treasury Inflation-Protected Securities with at least $1 billion in outstanding face value and a remaining term to final maturity of at least 1 year and less than 5 years. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 2/29/16. Without the reimbursement, if applicable, performance would have been lower.

[5]

Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio or Fund in which it invests.

[6]

Calculation shows the Fund’s investments in the Portfolios and the Fund’s direct investments in securities and derivatives. Derivative positions are reflected at their unrealized appreciation (depreciation).

Fund profile subject to change due to active management.

5

Eaton Vance

Short Duration Real Return Fund

October 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 – October 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period* (5/1/15 – 10/31/15)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$983.90	$4.50	**	0.90%
Class C	$1,000.00	$980.60	$8.24	**	1.65%
Class I	$1,000.00	$984.90	$3.25	**	0.65%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.70	$4.58	**	0.90%
Class C	$1,000.00	$1,016.90	$8.39	**	1.65%
Class I	$1,000.00	$1,021.90	$3.31	**	0.65%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2015. The Example reflects the expenses of both the Fund and the Portfolios.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Eaton Vance

Short Duration Real Return Fund

October 31, 2015

Portfolio of Investments

Investments in Affiliated Portfolios — 43.5%

Description		Value

CMBS Portfolio (identified cost, $10,453,723)		$10,375,116
Senior Debt Portfolio (identified cost, $13,196,189)		12,375,437

Total Investments in Affiliated Portfolios (identified cost $23,649,912)		$22,750,553

U.S. Treasury Obligations — 57.9%

Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Inflation-Protected Notes:
0.125%, 4/15/16(1)(2)	$3,455	$3,434,162
0.125%, 4/15/17(1)	3,673	3,671,318
0.125%, 4/15/18(1)	3,918	3,922,568
0.125%, 4/15/19(1)	2,848	2,844,542
0.125%, 4/15/20(1)	1,018	1,011,004
0.125%, 1/15/22(1)	2,632	2,574,368
1.125%, 1/15/21(1)	3,051	3,174,750
1.25%, 7/15/20(1)	2,513	2,636,404
1.375%, 1/15/20(1)	220	231,040
1.625%, 1/15/18(1)	3,754	3,891,285
2.125%, 1/15/19(1)	2,664	2,838,745

Total U.S. Treasury Obligations (identified cost $30,638,239)		$30,230,186

Short-Term Investments — 0.2%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.20%(3)	$107	$107,279

Total Short-Term Investments (identified cost $107,279)		$107,279

Total Investments — 101.6% (identified cost $54,395,430)		$53,088,018

Other Assets, Less Liabilities — (1.6)%		$(837,218)

Net Assets — 100.0%		$52,250,800

(1)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

(2)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2015.

Inflation Swaps
Counterparty	Notional Amount	Fund Pays (Annual Rate)	Fund Receives	Termination Date	Net Unrealized Appreciation (Depreciation)

Barclays Bank PLC	$4,000,000	1.360%	Return on CPI-U (NSA)	8/26/20	$17,532
Barclays Bank PLC	2,000,000	1.467	Return on CPI-U (NSA)	9/14/20	(2,202)
Citibank, N.A.	8,000,000	1.875	Return on CPI-U (NSA)	7/2/16	(204,270)
Citibank, N.A.	5,000,000	2.055	Return on CPI-U (NSA)	9/3/17	(198,064)
Citibank, N.A.	3,000,000	1.810	Return on CPI-U (NSA)	9/29/17	(89,889)
Citibank, N.A.	4,000,000	2.147	Return on CPI-U (NSA)	9/15/19	(208,574)
Citibank, N.A.	3,000,000	1.860	Return on CPI-U (NSA)	6/15/20	(52,626)
Citibank, N.A.	3,000,000	1.880	Return on CPI-U (NSA)	6/18/20	(55,964)

					$(794,057)

CPI-U (NSA) – Consumer Price Index All Urban Non-Seasonally Adjusted

7	See Notes to Financial Statements.

Eaton Vance

Short Duration Real Return Fund

October 31, 2015

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps
Counterparty	Notional Amount	Fund Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation

CME Group, Inc.	$8,000,000	Pays	3-month USD-LIBOR-BBA	0.825%	7/2/16	$39,294
CME Group, Inc.	5,000,000	Pays	3-month USD-LIBOR-BBA	1.367	9/3/17	59,419

						$98,713

8	See Notes to Financial Statements.

Eaton Vance

Short Duration Real Return Fund

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Investments in affiliated Portfolios, at value (identified cost, $23,649,912)	$22,750,553
Unaffiliated investments, at value (identified cost, $30,638,239)	30,230,186
Affiliated investment, at value (identified cost, $107,279)	107,279
Restricted cash*	33,960
Interest receivable	57,047
Interest receivable from affiliated investment	31
Receivable for Fund shares sold	396,336
Receivable for open swap contracts	17,532
Receivable from affiliate	18,604
Total assets	$53,611,528

Liabilities
Payable for Fund shares redeemed	$453,991
Payable for open swap contracts	811,589
Payable for variation margin on open centrally cleared swap contracts	13
Due to custodian	2,732
Distributions payable	10,289
Payable to affiliates:
Investment adviser fee	11,399
Distribution and service fees	11,671
Trustees’ fees	42
Accrued expenses	59,002
Total liabilities	$1,360,728
Net Assets	$52,250,800

Sources of Net Assets
Paid-in capital	$55,368,734
Accumulated net realized loss	(1,528,372)
Accumulated undistributed net investment income	413,194
Net unrealized depreciation	(2,002,756)
Total	$52,250,800

Class A Shares
Net Assets	$23,849,293
Shares Outstanding	2,465,426
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.67
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$9.89

Class C Shares
Net Assets	$7,704,049
Shares Outstanding	800,037
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$9.63

Class I Shares
Net Assets	$20,697,458
Shares Outstanding	2,139,418
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.67

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Represents restricted cash on deposit at the broker for open derivative contracts.

**	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Short Duration Real Return Fund

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Interest	$91,236
Interest and other income allocated from affiliated Portfolios	935,047
Interest allocated from affiliated investment	752
Dividends allocated from Portfolios	1,551
Expenses allocated from Portfolios	(192,170)
Expenses allocated from affiliated investment	(65)
Total investment income	$836,351

Expenses
Investment adviser fee	$139,518
Distribution and service fees
Class A	69,918
Class C	91,163
Trustees’ fees and expenses	500
Custodian fee	30,564
Transfer and dividend disbursing agent fees	46,018
Legal and accounting services	43,901
Printing and postage	19,564
Registration fees	52,032
Miscellaneous	12,091
Total expenses	$505,269
Deduct —
Reimbursement of expenses by affiliate	$175,533
Total expense reductions	$175,533

Net expenses	$329,736

Net investment income	$506,615

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(244,592)
Investment transactions — affiliated Portfolio	39,138
Investment transactions allocated from affiliated investment	2
Swap contracts	(308,142)
Net realized gain (loss) allocated from Portfolios —
Investment transactions	79,853
Foreign currency and forward foreign currency exchange contract transactions	90,277
Net realized loss	$(343,464)
Change in unrealized appreciation (depreciation) —
Investments	$(202,657)
Investments — affiliated Portfolio	(39,138)
Swap contracts	(420,005)
Change in unrealized appreciation (depreciation) allocated from Portfolios —
Investments	(820,097)
Foreign currency and forward foreign currency exchange contracts	36,827
Net change in unrealized appreciation (depreciation)	$(1,445,070)

Net realized and unrealized loss	$(1,788,534)

Net decrease in net assets from operations	$(1,281,919)

10	See Notes to Financial Statements.

Eaton Vance

Short Duration Real Return Fund

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$506,615	$709,630
Net realized loss from investment transactions, swap contracts and foreign currency and forward foreign currency exchange contract transactions	(343,464)	(100,131)
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	(1,445,070)	(570,711)
Net increase (decrease) in net assets from operations	$(1,281,919)	$38,788
Distributions to shareholders —
From net investment income
Class A	$(316,049)	$(603,998)
Class C	(59,665)	(153,766)
Class I	(271,875)	(364,374)
Total distributions to shareholders	$(647,589)	$(1,122,138)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$10,083,202	$14,283,367
Class C	1,023,315	2,759,230
Class I	13,222,778	12,196,060
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	304,233	586,226
Class C	54,082	137,895
Class I	240,874	298,293
Cost of shares redeemed
Class A	(13,951,519)	(20,933,519)
Class C	(4,436,325)	(8,293,579)
Class I	(9,575,940)	(8,714,996)
Net decrease in net assets from Fund share transactions	$(3,035,300)	$(7,681,023)

Net decrease in net assets	$(4,964,808)	$(8,764,373)

Net Assets
At beginning of year	$57,215,608	$65,979,981
At end of year	$52,250,800	$57,215,608

Accumulated undistributed net investment income included in net assets
At end of year	$413,194	$127,398

11	See Notes to Financial Statements.

Eaton Vance

Short Duration Real Return Fund

October 31, 2015

Financial Highlights

	Class A
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$9.990	$10.180	$10.460	$10.380	$10.200

Income (Loss) From Operations
Net investment income	$0.089 (1)	$0.125 (1)	$0.083 (1)	$0.127	$0.261 (1)
Net realized and unrealized gain (loss)	(0.294)	(0.124)	(0.070)	0.186	0.265

Total income (loss) from operations	$(0.205)	$0.001	$0.013	$0.313	$0.526

Less Distributions
From net investment income	$(0.115)	$(0.191)	$(0.163)	$(0.129)	$(0.270)
From net realized gain	—	—	(0.130)	(0.104)	(0.076)

Total distributions	$(0.115)	$(0.191)	$(0.293)	$(0.233)	$(0.346)

Net asset value — End of year	$9.670	$9.990	$10.180	$10.460	$10.380

Total Return(2)	(2.06)%	0.01%	0.12%	3.08%	5.22%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$23,849	$28,337	$34,950	$35,155	$37,215
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	0.90%	0.90%	1.08%	1.15%	1.15%
Net investment income	0.91%	1.23%	0.81%	1.32%	2.53%
Portfolio Turnover of the Fund(6)	74%	124%	74%	38%	22%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The investment adviser of a Portfolio and/or the investment adviser and the administrator of the Fund reimbursed expenses (equal to 0.34%, 0.26%, 0.14%, 0.09% and 0.19% of average daily net assets for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively).

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

12	See Notes to Financial Statements.

Eaton Vance

Short Duration Real Return Fund

October 31, 2015

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$9.980	$10.160	$10.440	$10.370	$10.190

Income (Loss) From Operations
Net investment income	$0.009 (1)	$0.046 (1)	$0.001 (1)	$0.053	$0.176 (1)
Net realized and unrealized gain (loss)	(0.292)	(0.111)	(0.068)	0.186	0.274

Total income (loss) from operations	$(0.283)	$(0.065)	$(0.067)	$0.239	$0.450

Less Distributions
From net investment income	$(0.067)	$(0.115)	$(0.083)	$(0.065)	$(0.194)
From net realized gain	—	—	(0.130)	(0.104)	(0.076)

Total distributions	$(0.067)	$(0.115)	$(0.213)	$(0.169)	$(0.270)

Net asset value — End of year	$9.630	$9.980	$10.160	$10.440	$10.370

Total Return(2)	(2.84)%	(0.65)%	(0.65)%	2.35%	4.45%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$7,704	$11,390	$17,002	$20,703	$18,978
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	1.65%	1.65%	1.83%	1.90%	1.90%
Net investment income	0.09%	0.45%	0.01%	0.53%	1.71%
Portfolio Turnover of the Fund(6)	74%	124%	74%	38%	22%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The investment adviser of a Portfolio and/or the investment adviser and the administrator of the Fund reimbursed expenses (equal to 0.34%, 0.26%, 0.14%, 0.09% and 0.19% of average daily net assets for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively).

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

13	See Notes to Financial Statements.

Eaton Vance

Short Duration Real Return Fund

October 31, 2015

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$9.990	$10.170	$10.450	$10.380	$10.190

Income (Loss) From Operations
Net investment income	$0.133 (1)	$0.154 (1)	$0.108 (1)	$0.157	$0.284 (1)
Net realized and unrealized gain (loss)	(0.322)	(0.119)	(0.071)	0.172	0.278

Total income (loss) from operations	$(0.189)	$0.035	$0.037	$0.329	$0.562

Less Distributions
From net investment income	$(0.131)	$(0.215)	$(0.187)	$(0.155)	$(0.296)
From net realized gain	—	—	(0.130)	(0.104)	(0.076)

Total distributions	$(0.131)	$(0.215)	$(0.317)	$(0.259)	$(0.372)

Net asset value — End of year	$9.670	$9.990	$10.170	$10.450	$10.380

Total Return(2)	(1.90)%	0.34%	0.36%	3.24%	5.59%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$20,697	$17,488	$14,027	$14,632	$21,256
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	0.65%	0.65%	0.83%	0.90%	0.90%
Net investment income	1.35%	1.52%	1.05%	1.31%	2.75%
Portfolio Turnover of the Fund(6)	74%	124%	74%	38%	22%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The investment adviser of a Portfolio and/or the investment adviser and the administrator of the Fund reimbursed expenses (equal to 0.34%, 0.26%, 0.14%, 0.09% and 0.19% of average daily net assets for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively).

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

14	See Notes to Financial Statements.

Eaton Vance

Short Duration Real Return Fund

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration Real Return Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is real return (real return is defined as total return less the estimated cost of inflation (typically measured by the change in an official inflation measure)). The Fund pursues its objective by investing directly in Treasury Inflation-Protected Securities and certain other real return instruments and in interests in two Portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios). The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios, which are Massachusetts business trusts, and the Fund’s proportionate interest in each of their net assets at October 31, 2015 were as follows: CMBS Portfolio (31.2%) and Senior Debt Portfolio (0.2%). During the year ended October 31, 2015, the Fund also invested in Eaton Vance Floating Rate Portfolio. The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available on the EDGAR Database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, D.C. or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments. The valuation policy of the Fund and of each Portfolio is as follows:

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Affiliated Fund. The Fund and Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. The value of such investments in Cash Reserves Fund reflects the Fund’s or Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund or Portfolio in a manner that fairly reflects the security’s value, or the amount that the Fund or Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

Additional valuation policies of the Fund are as follows:

Derivatives. Swaps (other than centrally cleared) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Additional valuation policies of Senior Debt Portfolio (the Portfolio) are as follows:

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan

15

Eaton Vance

Short Duration Real Return Fund

October 31, 2015

Notes to Financial Statements — continued

relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Interest income on direct investments in securities is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of

16

Eaton Vance

Short Duration Real Return Fund

October 31, 2015

Notes to Financial Statements — continued

being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Fund and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

I  Inflation Swaps — Pursuant to inflation rate swap agreements, the Fund either makes floating-rate payments on a benchmark index in exchange for fixed-rate payments or the Fund makes fixed-rate payments in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates or the index.

J  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2015 and October 31, 2014 was as follows:

	Year Ended October 31,
	2015	2014

Distributions declared from:

Ordinary income	$647,589	$1,122,138

During the year ended October 31, 2015, accumulated net realized loss was increased by $297,832, accumulated undistributed net investment income was increased by $426,770 and paid-in capital was decreased by $128,938 due to differences between book and tax accounting, primarily for foreign currency gain (loss), paydown gain (loss), swap contracts, tax straddle transactions, premium amortization, accretion of market discount and partnership allocations. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

17

Eaton Vance

Short Duration Real Return Fund

October 31, 2015

Notes to Financial Statements — continued

As of October 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$420,902
Deferred capital losses	$(1,609,092)
Net unrealized depreciation	$(1,919,455)
Other temporary differences	$(10,289)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, swap contracts, the timing of recognizing distributions to shareholders, defaulted bond interest, premium amortization and accretion of market discount.

At October 31, 2015, the Fund, for federal income tax purposes, had deferred capital losses of $1,609,092 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2015, $719,579 are short-term and $889,513 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$54,284,214

Gross unrealized appreciation	$77
Gross unrealized depreciation	(1,196,273)

Net unrealized depreciation	$(1,196,196)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory and administrative agreement and subsequent fee reduction agreement between the Fund and EVM, the fee is computed at an annual rate of 0.45% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion and is payable monthly. On Investable Assets of $1 billion and over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of shareholders. To the extent the Fund’s assets are invested in the Portfolios, the Fund is allocated its share of the Portfolios’ investment adviser fee. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. For the year ended October 31, 2015, the Fund’s allocated portion of the investment adviser fees paid by the Portfolios totaled $130,648 and the investment adviser fees paid by the Fund on Investable Assets amounted to $139,518. For the year ended October 31, 2015, the Fund’s investment adviser fee, including the investment adviser fees allocated from the Portfolios, was 0.49% of the Fund’s average daily net assets. EVM also serves as the administrator of the Fund, but currently receives no compensation.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.90%, 1.65% and 0.65% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 29, 2016. Pursuant to this agreement, EVM reimbursed expenses of $175,533 for the year ended October 31, 2015.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2015, EVM earned $3,077 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that EVD, an affiliate of EVM, received $1,133 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2015. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

18

Eaton Vance

Short Duration Real Return Fund

October 31, 2015

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2015 amounted to $69,918 for Class A shares. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2015, the Fund paid or accrued to EVD $68,372 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2015 amounted to $22,791 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Prior to September 30, 2015, Class A shares may have been subject to a 0.75% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Effective September 30, 2015, the CDSC on Class A shares was eliminated. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2015, the Fund was informed that EVD received approximately $1,800 and $100 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2015, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

CMBS Portfolio	$3,341,284	$4,941,209
Eaton Vance Floating Rate Portfolio	1	17,313,510
Senior Debt Portfolio	17,732,670	5,426,124

7  Purchases and Sales of Investments

Purchases and sales of investments (all U.S. Government and Agency Securities) by the Fund, other than short-term obligations, aggregated $19,588,284 and $15,894,585, respectively, for the year ended October 31, 2015.

8  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2015	2014

Sales	1,022,388	1,407,784
Issued to shareholders electing to receive payments of distributions in Fund shares	31,156	57,721
Redemptions	(1,423,339)	(2,063,587)

Net decrease	(369,795)	(598,082)

19

Eaton Vance

Short Duration Real Return Fund

October 31, 2015

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2015	2014

Sales	104,716	272,505
Issued to shareholders electing to receive payments of distributions in Fund shares	5,566	13,594
Redemptions	(451,828)	(817,775)

Net decrease	(341,546)	(531,676)

	Year Ended October 31,
Class I	2015	2014

Sales	1,341,744	1,201,381
Issued to shareholders electing to receive payments of distributions in Fund shares	24,683	29,403
Redemptions	(977,831)	(858,874)

Net increase	388,596	371,910

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2015 is included in the Portfolio of Investments. At October 31, 2015, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objective and its use of derivatives. The Fund enters into interest rate and inflation swap agreements to swap nominal interest payments with respect to its investments in certain fixed or floating-rate debt (including floating-rate loans) for payments based on changes in the U.S. Consumer Price Index or other measures of inflation.

The Fund enters into swap contracts (other than centrally cleared swaps) that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2015, the fair value of derivatives with credit-related contingent features in a net liability position was $811,589. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $538,734.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Fund, a

20

Eaton Vance

Short Duration Real Return Fund

October 31, 2015

Notes to Financial Statements — continued

corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at October 31, 2015 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Swap contracts	$17,532	(1)	$(811,589	)(2)
Swap contracts (centrally cleared)	98,713	(3)	—

Total	$116,245		$(811,589)

Derivatives not subject to master netting or similar agreements	$98,713		$—

Total Derivatives subject to master netting or similar agreements	$17,532		$(811,589)

(1)	Statement of Assets and Liabilities location: Receivable for open swap contracts; Net unrealized depreciation.

(2)	Statement of Assets and Liabilities location: Payable for open swap contracts; Net unrealized depreciation.

(3)

Amount represents cumulative unrealized appreciation on centrally cleared swap contracts. Only the current day’s variation margin on open centrally cleared swap contracts is reported within the Statement of Assets and Liabilities as Payable for variation margin on open centrally cleared swap contracts.

The Fund’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Fund for liabilities as of October 31, 2015.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Barclays Bank PLC	$17,532	$(2,202)	$—	$—	$15,330

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Barclays Bank PLC	$(2,202)	$2,202	$—	$—	$—
Citibank, N.A.	(809,387)	—	538,734	—	(270,653)

	$(811,589)	$2,202	$538,734	$—	$(270,653)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

21

Eaton Vance

Short Duration Real Return Fund

October 31, 2015

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended October 31, 2015 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Swap contracts	$(308,142	)(1)	$(420,005	)(2)

(1)	Statement of Operations location: Net realized gain (loss) – Swap contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Swap contracts.

The average notional amount of swap contracts outstanding during the year ended October 31, 2015, which is indicative of the volume of this derivative type, was approximately $47,692,000.

10  Overdraft Advances

Pursuant to the custodian agreement, SSBT may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Fund’s assets to the extent of any overdraft. At October 31, 2015, the Fund had a payment due to SSBT pursuant to the foregoing arrangement of $2,732. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at October 31, 2015. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy (see Note 11) at October 31, 2015. The Fund’s average overdraft advances during the year ended October 31, 2015 were not significant.

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2015, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Investments in Affiliated Portfolios	$22,750,553	$—	$—	$22,750,553
U.S. Treasury Obligations	—	30,230,186	—	30,230,186
Short-Term Investments	—	107,279	—	107,279

Total Investments	$22,750,553	$30,337,465	$—	$53,088,018

Swap contracts	$—	$116,245	$—	$116,245

Total	$22,750,553	$30,453,710	$—	$53,204,263

Liability Description

Swap contracts	$—	$(811,589)	$—	$(811,589)

Total	$—	$(811,589)	$—	$(811,589)

22

Eaton Vance

Short Duration Real Return Fund

October 31, 2015

Notes to Financial Statements — continued

The Fund held no investments or other financial instruments as of October 31, 2014 whose fair value was determined using Level 3 inputs. At October 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

23

Eaton Vance

Short Duration Real Return Fund

October 31, 2015

Report of Independent Registered Public Accounting Firm

To Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Short Duration Real Return Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Real Return Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and investments owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Short Duration Real Return Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2015

24

Eaton Vance

Short Duration Real Return Fund

October 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

25

Eaton Vance

Short Duration Real Return Fund

October 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust), CMBS Portfolio (CMBSP), Eaton Vance Floating Rate Portfolio (FRP) and Short-Term U.S. Government Portfolio (STUSGP) (collectively, the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolios.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees
Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates
(1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm)
(1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm)
(1972-1981).

Directorships in the Last Five Years.(2) None.

26

Eaton Vance

Short Duration Real Return Fund

October 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolios	Officer Since(4)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President of the Trust and Vice President of each Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Thomas H. Luster 1962	President of CMBSP	2002	Vice President of EVM and BMR.

Scott H. Page 1959	President of FRP	1996	Vice President of EVM and BMR.

Andrew Szczurowski 1983	President of STUSGP	2015	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.

27

Eaton Vance

Short Duration Real Return Fund

October 31, 2015

Management and Organization — continued

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on
Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

28

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

29

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Investment Adviser and Administrator of

Eaton Vance Short Duration Real Return Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4596 10.31.15

Eaton Vance

Bond Fund

Annual Report

October 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2015

Eaton Vance

Bond Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 35

Federal Tax Information	20

Management and Organization	36

Important Notices	39

Eaton Vance

Bond Fund

October 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the 12-month period ended October 31, 2015, the U.S. economy continued to experience moderate growth and low inflation. Fixed-income investors became increasingly concerned about declining growth in the eurozone, Japan and China. The result was strong worldwide demand for U.S. Treasurys that pushed Treasury rates down in the early months of the period.

Beginning in February 2015, however, rates in the short end of the yield curve began to creep upward, as investors believed the Federal Reserve Board (the Fed) was getting closer to a rate hike. In the following months, as European interest rates rose from historic lows, yields on longer maturity Treasurys climbed as well.

One of the strongest headwinds during the 12-month period was slowing growth in China, the world’s second-largest economy. The Chinese government took steps to stimulate growth, such as cutting interest rates and bank reserve requirements. Nonetheless, industrial production, retail sales and other key segments of the economy remained sluggish. In August 2015, China surprised the markets by devaluing its currency. After a number of U.S. economic numbers came in weaker than expected, the Fed ultimately held short-term rates near zero at its September and October 2015 meetings.

The slowdown in China contributed to a broad selloff in commodities, which hurt financial markets in emerging countries that export raw materials. Oil was particularly weak, falling more than 50% amid waning global demand, rising U.S. production and the decision of the Organization of the Petroleum Exporting Countries (OPEC) not to lower output.

Against this backdrop, many asset classes experienced dramatic volatility in the final two months of the fiscal period. Rising bond yields in the United States made yields on emerging-market government debt appear less attractive and also diminished the appeal of commodities. For the period, the S&P 500 Index2 returned 5.20%, the Bloomberg Commodity Index Total Return returned -25.72%, the Barclays U.S. Aggregate Bond Index returned 1.96%, and the JPMorgan Government Bond Index: Emerging Market (JPM GBI-EM) Global Diversified (Unhedged) returned -17.42%.

Fund Performance

For the fiscal year ended October 31, 2015, Eaton Vance Bond Fund (the Fund) had a total return of –12.43% for Class A shares at net asset value (NAV), underperforming its benchmark, the Barclays U.S. Government/Credit Bond Index (the Index), which returned 1.72% for the same period.

Asset allocation into sectors not included in the Index proved to be the largest detractor to the Fund’s performance relative to the Index. High-yield bonds, convertible securities and non-U.S. dollar-denominated bonds of emerging-market debt (EMD) hurt performance, as investors favored so-called “safe haven” investments such as U.S. Treasury and federal agency securities, which the Fund did not own during the period. In particular, the Fund’s commodity-related holdings in companies, currencies and countries also weighed on relative performance, as investors feared a potential deflationary environment.

Floating-rate loans, securitized debt and municipal bonds all contributed modestly to the Fund’s relative performance versus the Index, but their positive effects were diminutive. Several domestic homebuilder convertible bonds delivered the biggest lift to Fund performance, as investors maintained a favorable view on housing fundamentals, including high affordability, increasing incomes and lower inventories of unsold homes. The Fund also purchased Greek bonds of both the government and a major telecom company denominated in euros, which benefited from an improving political situation in Greece’s financial situation as well as a very mild appreciation of the currency. Holdings in the Greek telecom company were sold during the period.

Below-investment-grade bonds (junk bonds), convertible securities and common stocks all weighed on the Fund’s performance relative to the Index, as investors sought out safe haven investments. Commodity-related securities held in the Fund were hit hard by the downturn in the underlying commodities markets, in particular energy company debt. And non-U.S. dollar-denominated EMD likewise detracted from Fund performance, as the value of the U.S. dollar appreciated against the seven foreign currencies in the Fund and credit spreads widened.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Bond Fund

October 31, 2015

Performance2,3

Portfolio Managers Kathleen C. Gaffney, CFA, Stephen C. Concannon, CFA, Michael J. Turgel, CFA and Henry Peabody, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	01/31/2013	01/31/2013	–12.43%	—	0.84%
Class A with 4.75% Maximum Sales Charge	—	—	–16.59	—	–0.93
Class C at NAV	08/20/2013	01/31/2013	–13.03	—	0.25
Class C with 1% Maximum Sales Charge	—	—	–13.88	—	0.25
Class I at NAV	01/31/2013	01/31/2013	–12.21	—	1.07
Class R at NAV	11/12/2014	01/31/2013	–12.64	—	0.76
Class R6 at NAV	11/12/2014	01/31/2013	–12.06	—	1.14
Barclays U.S. Government/Credit Bond Index	—	—	1.72%	3.09%	1.90%

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I	Class R	Class R6
	0.94%	1.69%	0.69%	1.19%	0.66%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	01/31/2013	$10,068	N.A.
Class I	$250,000	01/31/2013	$257,441	N.A.
Class R	$10,000	01/31/2013	$10,210	N.A.
Class R6	$1,000,000	01/31/2013	$1,031,584	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Bond Fund

October 31, 2015

Fund Profile5

Credit Quality (% of total investments, excluding common stocks and short-term investments)6

Asset Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Bond Fund

October 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Bloomberg Commodity Index Total Return is designed to provide diversified commodity exposure, with weightings based on each underlying commodity’s liquidity and economic significance. Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. JPMorgan Government Bond Index: Emerging Market (JPM GBI-EM) Global Diversified (Unhedged) is an unmanaged index of local-currency bonds with maturities of more than one year issued by emerging markets governments. Barclays U.S. Government/Credit Bond Index measures the performance of U.S. Treasuries, government-related and investment-grade U.S. corporate securities with a maturity of one year or more. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class C and Class R is linked to Class A and the performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

Fund profile subject to change due to active management.

5

Eaton Vance

Bond Fund

October 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 – October 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period* (5/1/15 – 10/31/15)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$883.40	$4.56	0.96%
Class C	$1,000.00	$879.70	$8.15	1.72%
Class I	$1,000.00	$883.70	$3.37	0.71%
Class R	$1,000.00	$882.10	$5.69	1.20%
Class R6	$1,000.00	$885.00	$3.04	0.64%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.40	$4.89	0.96%
Class C	$1,000.00	$1,016.50	$8.74	1.72%
Class I	$1,000.00	$1,021.60	$3.62	0.71%
Class R	$1,000.00	$1,019.20	$6.11	1.20%
Class R6	$1,000.00	$1,022.00	$3.26	0.64%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2015. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Bond Fund

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Investment in Bond Portfolio, at value (identified cost, $1,418,787,524)	$1,152,093,497
Receivable for Fund shares sold	2,496,662
Total assets	$1,154,590,159

Liabilities
Payable for Fund shares redeemed	$14,371,859
Distributions payable	652
Payable to affiliates:
Distribution and service fees	223,546
Trustees’ fees	42
Accrued expenses	283,614
Total liabilities	$14,879,713
Net Assets	$1,139,710,446

Sources of Net Assets
Paid-in capital	$1,413,454,838
Accumulated net realized loss from Portfolio	(7,517,355)
Accumulated undistributed net investment income	466,990
Net unrealized depreciation from Portfolio	(266,694,027)
Total	$1,139,710,446

Class A Shares
Net Assets	$280,595,745
Shares Outstanding	30,005,459
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.35
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$9.82

Class C Shares
Net Assets	$186,668,109
Shares Outstanding	20,007,015
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.33

Class I Shares
Net Assets	$666,562,411
Shares Outstanding	71,256,093
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.35

Class R Shares
Net Assets	$25,699
Shares Outstanding	2,746
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.36

Class R6 Shares
Net Assets	$5,858,482
Shares Outstanding	625,878
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.36

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Bond Fund

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Interest and other income allocated from Portfolio (net of foreign taxes, $72,682)	$73,521,481
Dividends allocated from Portfolio (net of foreign taxes, $271,776)	15,046,870
Expenses allocated from Portfolio	(10,153,279)
Total investment income from Portfolio	$78,415,072

Expenses
Distribution and service fees
Class A	$1,091,961
Class C	2,416,229
Class R	30
Trustees’ fees and expenses	499
Custodian fee	60,395
Transfer and dividend disbursing agent fees	1,280,198
Legal and accounting services	70,913
Printing and postage	187,734
Registration fees	424,034
Miscellaneous	20,805
Total expenses	$5,552,798

Net investment income	$72,862,274

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$(19,976,184)
Foreign currency transactions	(1,860,206)
Net realized loss	$(21,836,390)
Change in unrealized appreciation (depreciation) —
Investments	$(269,084,249)
Foreign currency	(6,672)
Net change in unrealized appreciation (depreciation)	$(269,090,921)

Net realized and unrealized loss	$(290,927,311)

Net decrease in net assets from operations	$(218,065,037)

8	See Notes to Financial Statements.

Eaton Vance

Bond Fund

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$72,862,274	$23,021,487
Net realized gain (loss) from investment and foreign currency transactions	(21,836,390)	2,592,601
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(269,090,921)	397,961
Net increase (decrease) in net assets from operations	$(218,065,037)	$26,012,049
Distributions to shareholders —
From net investment income
Class A	$(12,990,605)	$(6,700,627)
Class C	(5,458,132)	(2,121,528)
Class I	(34,252,368)	(16,656,587)
Class R	(148)	—
Class R6	(131,442)	—
From net realized gain
Class A	(960,776)	(88,260)
Class C	(535,002)	(14,651)
Class I	(2,288,706)	(223,447)
Class R	(2)	—
Class R6	(10,979)	—
Tax return of capital
Class A	(206,052)	—
Class C	(88,952)	—
Class I	(534,697)	—
Class R	(3)	—
Class R6	(2,651)	—
Total distributions to shareholders	$(57,460,515)	$(25,805,100)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$184,784,337	$566,862,391
Class C	76,839,240	232,221,530
Class I	531,731,179	1,198,760,741
Class R	31,154	—
Class R6	6,848,872	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	13,497,295	6,482,965
Class C	4,118,387	1,387,456
Class I	28,923,958	12,430,621
Class R	153	—
Class R6	21	—
Cost of shares redeemed
Class A	(297,360,778)	(140,992,390)
Class C	(82,367,509)	(7,444,736)
Class I	(863,713,225)	(132,010,630)
Class R	(4,495)	—
Class R6	(241,413)	—
Net increase (decrease) in net assets from Fund share transactions	$(396,912,824)	$1,737,697,948

Net increase (decrease) in net assets	$(672,438,376)	$1,737,904,897

Net Assets
At beginning of year	$1,812,148,822	$74,243,925
At end of year	$1,139,710,446	$1,812,148,822

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$466,990	$(12,891)

9	See Notes to Financial Statements.

Eaton Vance

Bond Fund

October 31, 2015

Financial Highlights

	Class A
	Year Ended October 31,		Period Ended October 31, 2013(1)
	2015	2014
Net asset value — Beginning of period	$11.030	$10.510	$10.000

Income (Loss) From Operations
Net investment income	$0.432 (2)	$0.330 (2)	$0.241
Net realized and unrealized gain (loss)	(1.776)	0.557	0.517

Total income (loss) from operations	$(1.344)	$0.887	$0.758

Less Distributions
From net investment income	$(0.309)	$(0.338)	$(0.248)
From net realized gain	(0.022)	(0.029)	—
Tax return of capital	(0.005)	—	—

Total distributions	$(0.336)	$(0.367)	$(0.248)

Net asset value — End of period	$9.350	$11.030	$10.510

Total Return(3)	(12.43)%	8.53%	7.69	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$280,596	$449,901	$15,942
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	0.95%	0.94%	0.95	%(7)(8)
Net investment income	4.14%	2.98%	3.31	%(7)
Portfolio Turnover of the Fund	N.A. (9)	N.A. (9)	59	%(4)(10)
Portfolio Turnover of Bond Portfolio	45%	46%	40	%(4)(11)
Portfolio Turnover of Eaton Vance Floating Rate Portfolio	N.A.	N.A.	32	%(12)

(1)	For the period from the start of business, January 31, 2013, to October 31, 2013.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.31% of average daily net assets for the period ended October 31, 2013). Absent this reimbursement, total return would be lower.

(9)	The Fund invested only in the Bond Portfolio for the indicated period. Accordingly, portfolio turnover of the Fund is not presented.

(10)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(11)	For the period from the Portfolio’s start of business, January 11, 2013, to October 31, 2013.

(12)	For the Portfolio’s year ended October 31, 2013.

10	See Notes to Financial Statements.

Eaton Vance

Bond Fund

October 31, 2015

Financial Highlights — continued

	Class C
	Year Ended October 31,		Period Ended October 31, 2013(1)
	2015	2014
Net asset value — Beginning of period	$11.000	$10.500	$10.020

Income (Loss) From Operations
Net investment income	$0.356 (2)	$0.245 (2)	$0.062
Net realized and unrealized gain (loss)	(1.767)	0.556	0.495

Total income (loss) from operations	$(1.411)	$0.801	$0.557

Less Distributions
From net investment income	$(0.233)	$(0.272)	$(0.077)
From net realized gain	(0.022)	(0.029)	—
Tax return of capital	(0.004)	—	—

Total distributions	$(0.259)	$(0.301)	$(0.077)

Net asset value — End of period	$9.330	$11.000	$10.500

Total Return(3)	(13.03)%	7.69%	5.58	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$186,668	$226,907	$1,368
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.70%	1.69%	1.70	%(7)(8)
Net investment income	3.44%	2.21%	2.29	%(7)
Portfolio Turnover of the Fund	N.A. (9)	N.A. (9)	59	%(4)(10)
Portfolio Turnover of Bond Portfolio	45%	46%	40	%(4)(11)
Portfolio Turnover of Eaton Vance Floating Rate Portfolio	N.A.	N.A.	32	%(12)

(1)	For the period from the commencement of operations on August 20, 2013 to October 31, 2013.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.31% of average daily net assets for the period ended October 31, 2013). Absent this reimbursement, total return would be lower.

(9)	The Fund invested only in the Bond Portfolio for the indicated period. Accordingly, portfolio turnover of the Fund is not presented.

(10)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(11)	For the period from the Portfolio’s start of business, January 11, 2013, to October 31, 2013.

(12)	For the Portfolio’s year ended October 31, 2013.

11	See Notes to Financial Statements.

Eaton Vance

Bond Fund

October 31, 2015

Financial Highlights — continued

	Class I
	Year Ended October 31,		Period Ended October 31, 2013(1)
	2015	2014
Net asset value — Beginning of period	$11.030	$10.510	$10.000

Income (Loss) From Operations
Net investment income	$0.456 (2)	$0.357 (2)	$0.273
Net realized and unrealized gain (loss)	(1.774)	0.554	0.500

Total income (loss) from operations	$(1.318)	$0.911	$0.773

Less Distributions
From net investment income	$(0.335)	$(0.362)	$(0.263)
From net realized gain	(0.022)	(0.029)	—
Tax return of capital	(0.005)	—	—

Total distributions	$(0.362)	$(0.391)	$(0.263)

Net asset value — End of period	$9.350	$11.030	$10.510

Total Return(3)	(12.21)%	8.77%	7.85	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$666,562	$1,135,342	$56,934
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	0.70%	0.69%	0.70	%(7)(8)
Net investment income	4.36%	3.22%	3.58	%(7)
Portfolio Turnover of the Fund	N.A. (9)	N.A. (9)	59	%(4)(10)
Portfolio Turnover of Bond Portfolio	45%	46%	40	%(4)(11)
Portfolio Turnover of Eaton Vance Floating Rate Portfolio	N.A.	N.A.	32	%(12)

(1)	For the period from the start of business, January 31, 2013, to October 31, 2013.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.31% of average daily net assets for the period ended October 31, 2013). Absent this reimbursement, total return would be lower.

(9)	The Fund invested only in the Bond Portfolio for the indicated period. Accordingly, portfolio turnover of the Fund is not presented.

(10)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(11)	For the period from the Portfolio’s start of business, January 11, 2013, to October 31, 2013.

(12)	For the Portfolio’s year ended October 31, 2013.

12	See Notes to Financial Statements.

Eaton Vance

Bond Fund

October 31, 2015

Financial Highlights — continued

	Class R
	Period Ended October 31, 2015(1)
Net asset value — Beginning of period	$11.000

Income (Loss) From Operations
Net investment income(2)	$0.466
Net realized and unrealized loss	(1.805)

Total loss from operations	$(1.339)

Less Distributions
From net investment income	$(0.275)
From net realized gain	(0.022)
Tax return of capital	(0.004)

Total distributions	$(0.301)

Net asset value — End of period	$9.360

Total Return(3)	(12.40	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.20	%(7)
Net investment income	5.04	%(7)
Portfolio Turnover of the Portfolio	45	%(8)

(1)	For the period from the commencement of operations on November 12, 2014 to October 31, 2015.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	For the Portfolio’s year ended October 31, 2015.

13	See Notes to Financial Statements.

Eaton Vance

Bond Fund

October 31, 2015

Financial Highlights — continued

	Class R6
	Period Ended October 31, 2015(1)
Net asset value — Beginning of period	$11.000

Income (Loss) From Operations
Net investment income(2)	$0.490
Net realized and unrealized loss	(1.760)

Total loss from operations	$(1.270)

Less Distributions
From net investment income	$(0.343)
From net realized gain	(0.022)
Tax return of capital	(0.005)

Total distributions	$(0.370)

Net asset value — End of period	$9.360

Total Return(3)	(11.82	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,858
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	0.64	%(7)
Net investment income	5.00	%(7)
Portfolio Turnover of the Portfolio	45	%(8)

(1)	For the period from the commencement of operations on November 12, 2014 to October 31, 2015.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	For the Portfolio’s year ended October 31, 2015.

14	See Notes to Financial Statements.

Eaton Vance

Bond Fund

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Bond Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I, Class R and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund primarily invests its assets in interests in Bond Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The Fund may also invest directly in securities and other instruments. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.3% at October 31, 2015). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for

15

Eaton Vance

Bond Fund

October 31, 2015

Notes to Financial Statements — continued

each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2015 and October 31, 2014 was as follows:

	Year Ended October 31,
	2015	2014

Distributions declared from:
Ordinary income	$52,885,704	$25,793,689
Long-term capital gains	$3,742,456	$11,411
Tax return of capital	$832,355	$—

During the year ended October 31, 2015, accumulated net realized loss was decreased by $19,859,681, accumulated undistributed net investment income was decreased by $19,549,698 and paid-in capital was decreased by $309,983 due to differences between book and tax accounting, primarily for foreign currency gain (loss), paydown gain (loss), premium amortization, accretion of market discount, distributions from real estate investment trusts (REITs) and partnership allocations. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Net unrealized depreciation	$(273,743,740)
Other temporary differences	$(652)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, distributions from REITs, the timing of recognizing distributions to shareholders, premium amortization and accretion of market discount.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 0.55% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion and is payable monthly. On Investable Assets of $1 billion and over, the annual fee is reduced. For the year ended October 31, 2015, the Fund incurred no investment adviser and administration fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s adviser fees. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM had agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceeded 0.95%, 1.70%, 0.70%, 1.20% and 0.67% of the Fund’s average daily net assets for Class A, Class C, Class I, Class R and Class R6, respectively, through February 28, 2015. Pursuant to this agreement, EVM reimbursed no expenses for the year ended October 31, 2015.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2015, EVM earned $14,577 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $89,156 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2015. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

16

Eaton Vance

Bond Fund

October 31, 2015

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2015 amounted to $1,091,961 for Class A shares. The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2015, the Fund paid or accrued to EVD $1,812,172 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2015, the Fund paid or accrued to EVD $15 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2015 amounted to $604,057 and $15 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2015, the Fund was informed that EVD received approximately $10,000 and $5,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2015, increases and decreases in the Fund’s investment in the Portfolio aggregated $245,079,104 and $682,232,500, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2015	2014

Sales	17,457,947	51,359,903
Issued to shareholders electing to receive payments of distributions in Fund shares	1,295,622	585,114
Redemptions	(29,553,496)	(12,656,871)

Net increase (decrease)	(10,799,927)	39,288,146

	Year Ended October 31,
Class C	2015	2014

Sales	7,230,519	21,047,496
Issued to shareholders electing to receive payments of distributions in Fund shares	397,234	125,333
Redemptions	(8,245,845)	(677,984)

Net increase (decrease)	(618,092)	20,494,845

17

Eaton Vance

Bond Fund

October 31, 2015

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2015	2014

Sales	50,272,492	108,423,296
Issued to shareholders electing to receive payments of distributions in Fund shares	2,776,665	1,122,826
Redemptions	(84,731,209)	(12,026,109)

Net increase (decrease)	(31,682,052)	97,520,013

Class R	Period Ended October 31, 2015(1)

Sales	3,203
Issued to shareholders electing to receive payments of distributions in Fund shares	16
Redemptions	(473)

Net increase	2,746

Class R6	Period Ended October 31, 2015(1)

Sales	649,899
Issued to shareholders electing to receive payments of distributions in Fund shares	2
Redemptions	(24,023)

Net increase	625,878

(1)	Class R and Class R6 commenced operations on November 12, 2014.

18

Eaton Vance

Bond Fund

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Bond Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Bond Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Bond Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2015

19

Eaton Vance

Bond Fund

October 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended October 31, 2015, the Fund designates approximately $15,120,878, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2015 ordinary income dividends, 24.91% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2015, $2,861,834, or, if subsequently determined to be different, the net capital gain of such year.

20

Bond Portfolio

October 31, 2015

Portfolio of Investments

Corporate Bonds & Notes — 20.2%

Security		Principal Amount* (000’s omitted)	Value

Banks — 3.0%
Citigroup, Inc., 5.13%, 11/12/19	NZD	9,740	$6,876,531
Citigroup, Inc., 6.25%, 6/29/17	NZD	11,045	7,808,209
JPMorgan Chase & Co., 4.25%, 11/2/18	NZD	4,740	3,264,852
Morgan Stanley, 7.60%, 8/8/17	NZD	24,500	17,624,137

			$35,573,729

Commercial Services — 0.1%
ServiceMaster Co., LLC (The), 7.25%, 3/1/38		1,670	$1,603,200

			$1,603,200

Computers — 1.9%
Seagate HDD Cayman, 4.875%, 6/1/27(1)		6,340	$5,525,139
SunGard Availability Services Capital, Inc., 8.75%, 4/1/22(1)		25,890	16,310,700

			$21,835,839

Diversified Financial Services — 2.3%
Jefferies Group, LLC, 6.50%, 1/20/43		19,030	$18,702,303
Navient Corp., 5.625%, 8/1/33		3,914	2,886,575
Textron Financial Corp., 6.00% to 2/15/17, 2/15/67(1)(2)		6,610	4,907,925

			$26,496,803

Home Builders — 1.3%
MDC Holdings, Inc., 6.00%, 1/15/43		18,244	$14,868,860

			$14,868,860

Mining — 4.4%
Cliffs Natural Resources, Inc., 6.25%, 10/1/40		32,826	$9,519,540
Freeport-McMoRan, Inc., 5.45%, 3/15/43		16,106	11,556,054
Southern Copper Corp., 5.25%, 11/8/42		22,219	18,121,550
Teck Resources, Ltd., 5.20%, 3/1/42		16,708	9,105,860
Teck Resources, Ltd., 5.40%, 2/1/43		4,723	2,574,035

			$50,877,039

Miscellaneous Manufacturing — 1.1%
Trinity Industries, Inc., 4.55%, 10/1/24		12,979	$12,364,613

			$12,364,613

Security		Principal Amount* (000’s omitted)	Value

Oil & Gas — 2.1%
Rowan Cos., Inc., 5.40%, 12/1/42		34,540	$23,978,428

			$23,978,428

Retail — 2.9%
JC Penney Corp., Inc., 6.375%, 10/15/36		45,380	$32,673,600
JC Penney Corp., Inc., 7.40%, 4/1/37		1,942	1,490,485

			$34,164,085

Telecommunications — 1.1%
Avaya, Inc., 10.50%, 3/1/21(1)		31,885	$12,514,862

			$12,514,862

Total Corporate Bonds & Notes (identified cost $300,534,592)			$234,277,458

Foreign Corporate Bonds — 15.3%

Security	Principal Amount* (000’s omitted)		Value

Banks — 1.0%
ANZ Bank New Zealand, Ltd., 5.43%, 2/27/19	NZD	5,000	$3,579,181
Landwirtschaftliche Rentenbank, 4.75%, 3/12/19	NZD	11,216	7,981,714

			$11,560,895

Engineering & Construction — 0.4%
Empresas ICA SAB de CV, 8.875%, 5/29/24(1)		20,370	$5,092,500

			$5,092,500

Mining — 2.5%
Barrick Gold Corp., 5.25%, 4/1/42		13,987	$11,467,382
Newcrest Finance Pty, Ltd., 4.20%, 10/1/22(1)		9,820	8,883,025
Newcrest Finance Pty, Ltd., 5.75%, 11/15/41(1)		11,060	8,592,635

			$28,943,042

Miscellaneous Manufacturing — 0.6%
Bombardier, Inc., 7.45%, 5/1/34(1)		10,110	$7,077,000

			$7,077,000

21	See Notes to Financial Statements.

Bond Portfolio

October 31, 2015

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Oil & Gas — 5.9%
Ecopetrol SA, 5.875%, 5/28/45		15,415	$12,717,375
Ensco PLC, 5.75%, 10/1/44		19,510	14,840,028
Odebrecht Offshore Drilling Finance, Ltd., 6.75%, 10/1/22(1)		16,958	5,841,914
Pacific Drilling SA, 5.375%, 6/1/20(1)		11,255	6,049,563
Pacific Exploration and Production Corp., 5.625%, 1/19/25(1)		25,570	9,716,600
Petrobras Global Finance BV, 5.625%, 5/20/43		29,800	19,691,840

			$68,857,320

Telecommunications — 4.9%
America Movil SAB de CV, 6.45%, 12/5/22	MXN	233,020	$13,774,275
Axtel SAB de CV, 9.00%, 1/31/20(1)		20,100	20,652,750
Oi SA, 5.75%, 2/10/22(1)		35,100	22,113,000

			$56,540,025

Total Foreign Corporate Bonds (identified cost $242,101,062)			$178,070,782

Foreign Government Bonds — 17.7%

Security		Principal Amount* (000’s omitted)	Value

Brazil — 3.7%
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/21	BRL	176,140	$37,020,762
Federative Republic of Brazil, 12.50%, 1/5/16	BRL	24,540	6,302,750

			$43,323,512

Ecuador — 0.7%
Republic of Ecuador, 7.95%, 6/20/24(1)		10,600	$8,109,000

			$8,109,000

Greece — 1.2%
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/23(3)(4)	EUR	980	$806,303
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/24(3)(4)	EUR	980	792,197
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/25(3)(4)	EUR	980	779,437
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/26(3)(4)	EUR	980	763,924
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/27(3)(4)	EUR	980	745,890

Security		Principal Amount* (000’s omitted)	Value

Greece (continued)
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/28(3)(4)	EUR	980	$729,919
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/29(3)(4)	EUR	980	715,133
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/30(3)(4)	EUR	980	704,544
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/31(3)(4)	EUR	980	690,024
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/32(3)(4)	EUR	980	678,267
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/33(3)(4)	EUR	980	668,492
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/34(3)(4)	EUR	980	662,199
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/35(3)(4)	EUR	980	655,733
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/36(3)(4)	EUR	980	649,817
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/37(3)(4)	EUR	980	641,519
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/38(3)(4)	EUR	980	641,669
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/39(3)(4)	EUR	980	641,141
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/40(3)(4)	EUR	980	640,838
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/41(3)(4)	EUR	980	640,430
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/42(3)(4)	EUR	980	642,187

			$13,889,663

Mexico — 4.7%
Mexican Bonos, 7.75%, 5/29/31	MXN	613,536	$41,839,183
Mexican Bonos, 7.75%, 11/13/42	MXN	190,787	12,992,165

			$54,831,348

Mongolia — 0.4%
Mongolia Government International Bond, 5.125%, 12/5/22(1)		5,600	$4,710,625

			$4,710,625

New Zealand — 1.3%
New Zealand Government Bond, 6.00%, 12/15/17(4)	NZD	20,160	$14,617,692

			$14,617,692

22	See Notes to Financial Statements.

Bond Portfolio

October 31, 2015

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Norway — 0.5%
Kommunalbanken AS, 5.00%, 3/28/19	NZD	8,300	$5,939,427

			$5,939,427

Supranational — 5.2%
Inter-American Development Bank, 7.20%, 11/14/17	IDR	215,520,000	$14,481,684
International Finance Corp., 6.30%, 11/25/24	INR	770,560	11,128,528
International Finance Corp., 6.45%, 10/30/18	INR	2,260,800	34,512,793

			$60,123,005

Total Foreign Government Bonds (identified cost $249,144,497)			$205,544,272

Convertible Bonds — 12.6%

Security		Principal Amount (000’s omitted)	Value

Health Care – Products — 0.7%
Hologic, Inc., 0.00%, 12/15/43		$6,720	$8,547,000

			$8,547,000

Home Builders — 8.8%
CalAtlantic Group, Inc., 0.25%, 6/1/19		$7,031	$6,468,520
CalAtlantic Group, Inc., 1.25%, 8/1/32		28,240	32,228,900
KB Home, 1.375%, 2/1/19		37,960	35,089,275
Lennar Corp., 3.25%, 11/15/21(1)		13,290	28,365,844

			$102,152,539

Machinery – Diversified — 2.0%
Chart Industries, Inc., 2.00%, 8/1/18		$25,655	$22,512,262

			$22,512,262

Oil & Gas — 0.2%
American Energy - Permian Basin, LLC, 8.00%, 5/1/22(1) (5)		$9,735	$730,125
Ascent Resources - Utica, LLC, 3.50%, 3/1/21(1)(5)		11,600	1,227,807

			$1,957,932

Security	Principal Amount (000’s omitted)	Value

Telecommunications — 0.9%
Ciena Corp., 3.75%, 10/15/18(1)	$7,745	$10,678,419

		$10,678,419

Total Convertible Bonds (identified cost $160,078,242)		$145,848,152

Commercial Mortgage-Backed Securities — 2.1%

Security	Principal Amount (000’s omitted)	Value
A10 Securitization, LLC
Series 2013-1, Class C, 4.70%, 11/15/25(1)	$815	$814,639
Series 2013-1, Class D, 6.41%, 11/15/25(1)	339	338,864
Americold LLC Trust
Series 2010-ARTA, Class D, 7.443%, 1/14/29(1)	1,000	1,142,382
Commercial Mortgage Trust
Series 2014-CR21, Class D, 3.919%, 12/10/47(1)(6)	2,000	1,651,738
Extended Stay America Trust
Series 2013-ESH7, Class D7, 4.036%, 12/5/31(1)(6)	1,250	1,262,339
JPMBB Commercial Mortgage Securities Trust
Series 2014-C19, Class D, 4.676%, 4/15/47(1)(6)	7,000	6,161,525
Wells Fargo Commercial Mortgage Trust
Series 2015-C26, Class D, 3.586%, 2/15/48(1)	7,801	6,056,628
WF-RBS Commercial Mortgage Trust
Series 2014-LC14, Class D, 4.586%, 3/15/47(1)(6)	8,000	7,027,757

Total Commercial Mortgage-Backed Securities (identified cost $25,772,439)		$24,455,872

Tax-Exempt Investments — 0.4%

Security	Principal Amount (000’s omitted)	Value

Insured – Special Tax Revenue — 0.4%
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/42	$10,860	$2,005,408
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/43	9,275	1,607,914
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/44	7,500	1,244,700

23	See Notes to Financial Statements.

Bond Portfolio

October 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Special Tax Revenue (continued)
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	$2,165	$337,545

Total Tax-Exempt Investments (identified cost $5,111,982)		$5,195,567

Senior Floating-Rate Loans — 1.4%(7)

Borrower/ Tranche Description	Principal Amount (000’s omitted)	Value

Business Equipment and Services — 0.0%(8)
Education Management, LLC, Term Loan, 5.50%, Maturing 7/2/20(9)	$233	$107,016
Education Management, LLC, Term Loan, 8.50%, (2.00% Cash, 6.50% PIK), Maturing 7/2/20(9)	407	100,649

		$207,665

Food Services — 1.3%
Weight Watchers International, Inc., Term Loan, 4.00%, Maturing 4/2/20	$19,347	$15,106,842

		$15,106,842

Retail — 0.1%
rue21, Inc., Term Loan, 5.625%, Maturing 10/9/20	$392	$343,000

		$343,000

Total Senior Floating-Rate Loans (identified cost $14,758,576)		$15,657,507

Common Stocks — 17.7%

Security	Shares	Value

Automotive & Parts — 0.5%
Goodyear Tire & Rubber Co. (The)	178,169	$5,851,070

		$5,851,070

Banks — 2.6%
Bank of America Corp.	899,652	$15,096,161
Regions Financial Corp.	1,599,410	14,954,483

		$30,050,644

Security	Shares	Value

Beverages — 1.3%
Constellation Brands, Inc., Class A	111,241	$14,995,287

		$14,995,287

Business Equipment and Services — 0.0%
Education Management Corp.(9)(10)(11)	2,788,966	$0

		$0

Chemicals — 1.1%
PPG Industries, Inc.	118,340	$12,338,128

		$12,338,128

Machinery – Construction & Mining — 1.5%
Caterpillar, Inc.	235,134	$17,162,434

		$17,162,434

Media — 1.5%
Walt Disney Co. (The)	153,551	$17,464,891

		$17,464,891

Mining — 0.8%
Freeport-McMoRan, Inc.	759,544	$8,939,833

		$8,939,833

Miscellaneous Manufacturing — 1.4%
Ingersoll-Rand PLC	281,055	$16,655,319

		$16,655,319

Oil & Gas — 1.5%
Occidental Petroleum Corp.	166,750	$12,429,545
SandRidge Energy, Inc.(11)	742,046	274,780
Seven Generations Energy, Ltd., Class A(11)	410,454	4,372,609

		$17,076,934

Pharmaceuticals — 0.2%
Eli Lilly & Co.	31,731	$2,588,298

		$2,588,298

Pipelines — 1.0%
Kinder Morgan, Inc.	447,264	$12,232,670

		$12,232,670

24	See Notes to Financial Statements.

Bond Portfolio

October 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Real Estate Investment Trusts (REITs) — 0.5%
VEREIT, Inc.	678,893	$5,607,656

		$5,607,656

Semiconductors — 1.5%
Intel Corp.	523,665	$17,731,297

		$17,731,297

Software — 0.7%
Oracle Corp.	197,523	$7,671,793

		$7,671,793

Telecommunications — 1.6%
Corning, Inc.	320,147	$5,954,734
Telefonaktiebolaget LM Ericsson ADR	1,343,945	13,090,025

		$19,044,759

Total Common Stocks (identified cost $221,573,876)		$205,411,013

Convertible Preferred Stocks — 4.2%

Security	Shares	Value

Business Equipment and Services — 0.0%(8)
Education Management Corp., Series A-1, 7.50%(9)(10)(11)	3,103	$41,673

		$41,673

Health Care – Products — 1.1%
Alere, Inc., 3.00%	40,690	$13,092,008

		$13,092,008

Mining — 0.3%
Cliffs Natural Resources, Inc., 7.00%	1,175,442	$3,140,663

		$3,140,663

Oil & Gas — 1.1%
Chesapeake Energy Corp., 5.75%	32,965	$12,320,669
SandRidge Energy, Inc., 7.00%	93,015	581,344
SandRidge Energy, Inc., 8.50%	80,591	629,617

		$13,531,630

Security	Shares	Value

Real Estate Investment Trusts (REITs) — 1.7%
iStar, Inc., Series J, 4.50%	355,075	$19,419,052

		$19,419,052

Total Convertible Preferred Stocks (identified cost $98,976,328)		$49,225,026

Preferred Stocks — 2.1%

Security	Shares	Value

Diversified Financial Services — 1.9%
SLM Corp., 2.037%(12)	462,075	$21,833,044

		$21,833,044

Insurance — 0.2%
XLIT, Ltd., 3.441%(12)	3,085	$2,552,837

		$2,552,837

Total Preferred Stocks (identified cost $35,688,517)		$24,385,881

Short-Term Investments — 4.2%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.20%(13)	$48,576	$48,576,156

Total Short-Term Investments (identified cost $48,576,156)		$48,576,156

Total Investments — 97.9% (identified cost $1,402,316,267)		$1,136,647,686

Other Assets, Less Liabilities — 2.1%		$24,001,644

Net Assets — 100.0%		$1,160,649,330

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2015, the aggregate value of these securities is $211,555,305 or 18.2% of the Portfolio’s net assets.

(2)	Security converts to floating rate after the indicated fixed-rate coupon period.

(3)	Multi-step coupon bond. Interest rate represents the rate in effect at October 31, 2015.

25	See Notes to Financial Statements.

Bond Portfolio

October 31, 2015

Portfolio of Investments — continued

(4)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2015, the aggregate value of these securities is $28,507,355 or 2.5% of the Portfolio’s net assets.

(5)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(6)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2015.

(7)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(8)	Amount is less than 0.05%.

(9)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 7).

(10)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(11)	Non-income producing security.

(12)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2015.

(13)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2015.

Abbreviations:

ADR	–	American Depositary Receipt
NPFG	–	National Public Finance Guaranty Corp.
PIK	–	Payment In Kind

Currency Abbreviations:

BRL	–	Brazilian Real
EUR	–	Euro
IDR	–	Indonesian Rupiah
INR	–	Indian Rupee
MXN	–	Mexican Peso
NZD	–	New Zealand Dollar

Country Concentration of Portfolio (based on country of risk)

Country	Percentage of Net Assets	Value
United States	62.4%	$724,105,307
Mexico	8.1	94,350,873
Brazil	7.8	90,970,266
Supranational	5.2	60,123,005
Canada	3.0	34,596,886
Colombia	1.9	22,433,975
New Zealand	1.6	18,196,873
Peru	1.6	18,121,550
Australia	1.5	17,475,660
Greece	1.2	13,889,663
Sweden	1.1	13,090,025
Ecuador	0.7	8,109,000
Germany	0.7	7,981,714
Norway	0.5	5,939,427
Mongolia	0.4	4,710,625
Ireland	0.2	2,552,837

Total Investments	97.9%	$1,136,647,686

Currency Concentration of Portfolio

Currency	Percentage of Net Assets	Value
United States Dollar	75.7%	$878,641,531
Mexican Peso	5.9	68,605,623
New Zealand Dollar	5.8	67,691,743
Indian Rupee	3.9	45,641,321
Brazilian Real	3.7	43,323,512
Indonesian Rupiah	1.3	14,481,684
Euro	1.2	13,889,663
Other currency, less than 1% each	0.4	4,372,609

Total Investments	97.9%	$1,136,647,686

26	See Notes to Financial Statements.

Bond Portfolio

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Unaffiliated investments, at value (identified cost, $1,353,740,111)	$1,088,071,530
Affiliated investment, at value (identified cost, $48,576,156)	48,576,156
Cash	171
Dividends receivable	1,447,709
Interest receivable	17,497,227
Interest receivable from affiliated investment	5,012
Receivable for investments sold	5,586,652
Tax reclaims receivable	196,407
Total assets	$1,161,380,864

Liabilities
Due to custodian - foreign currency, at value (identified cost, $7,431)	$7,632
Payable to affiliates:
Investment adviser fee	553,813
Trustees’ fees	5,667
Accrued expenses	164,422
Total liabilities	$731,534
Net Assets applicable to investors’ interest in Portfolio	$1,160,649,330

Sources of Net Assets
Investors’ capital	$1,426,517,736
Net unrealized depreciation	(265,868,406)
Total	$1,160,649,330

27	See Notes to Financial Statements.

Bond Portfolio

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Interest and other income (net of foreign taxes, $72,968)	$73,773,433
Dividends (net of foreign taxes, $273,131)	15,126,267
Interest allocated from affiliated investment	135,745
Expenses allocated from affiliated investment	(14,409)
Total investment income	$89,021,036

Expenses
Investment adviser fee	$9,509,536
Trustees’ fees and expenses	67,887
Custodian fee	448,638
Legal and accounting services	113,301
Miscellaneous	52,402
Total expenses	$10,191,764
Deduct —
Reduction of custodian fee	$159
Total expense reductions	$159

Net expenses	$10,191,605

Net investment income	$78,829,431

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(20,522,044)
Investment transactions allocated from affiliated investment	370
Foreign currency transactions	(1,869,328)
Net realized loss	$(22,391,002)
Change in unrealized appreciation (depreciation) —
Investments	$(270,082,516)
Foreign currency	(6,369)
Net change in unrealized appreciation (depreciation)	$(270,088,885)

Net realized and unrealized loss	$(292,479,887)

Net decrease in net assets from operations	$(213,650,456)

28	See Notes to Financial Statements.

Bond Portfolio

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$78,829,431	$25,926,495
Net realized gain (loss) from investment and foreign currency transactions	(22,391,002)	5,683,734
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(270,088,885)	(2,008,322)
Net increase (decrease) in net assets from operations	$(213,650,456)	$29,601,907
Capital transactions —
Contributions	$247,548,026	$1,719,372,450
Withdrawals	(683,425,279)	(111,358,064)
Net increase (decrease) in net assets from capital transactions	$(435,877,253)	$1,608,014,386

Net increase (decrease) in net assets	$(649,527,709)	$1,637,616,293

Net Assets
At beginning of year	$1,810,177,039	$172,560,746
At end of year	$1,160,649,330	$1,810,177,039

29	See Notes to Financial Statements.

Bond Portfolio

October 31, 2015

Supplementary Data

	Year Ended October 31,		Period Ended October 31, 2013(1)
Ratios/Supplemental Data	2015	2014
Ratios (as a percentage of average daily net assets):
Expenses(2)	0.58%	0.59%	0.65	%(3)
Net investment income	4.49%	3.38%	3.53	%(3)
Portfolio Turnover	45%	46%	40	%(4)

Total Return	(11.99)%	9.07%	7.99	%(4)

Net assets, end of year (000’s omitted)	$1,160,649	$1,810,177	$172,561

(1)	For the period from the start of business, January 11, 2013, to October 31, 2013.
(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(3)	Annualized.
(4)	Not annualized.

30	See Notes to Financial Statements.

Bond Portfolio

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Bond Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2015, Eaton Vance Bond Fund held an interest of 99.3% in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date.

31

Bond Portfolio

October 31, 2015

Notes to Financial Statements — continued

Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.55% of the Portfolio’s average daily net assets up to $1 billion, 0.53% from $1 billion up to $2.5 billion, 0.51% from $2.5 billion up to $5 billion and 0.50% of average daily net assets of $5 billion or more, and is payable monthly. For the year ended October 31, 2015, the Portfolio’s investment adviser fee amounted to $9,509,536 or 0.54% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $725,024,552 and $911,664,771, respectively, for the year ended October 31, 2015.

32

Bond Portfolio

October 31, 2015

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,410,606,629

Gross unrealized appreciation	$30,260,648
Gross unrealized depreciation	(304,219,591)

Net unrealized depreciation	$(273,958,943)

The net unrealized depreciation on foreign currency at October 31, 2015 on a federal income tax basis was $199,825.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2015.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States. The foregoing risks of foreign investing can be more significant in less developed countries characterized as emerging market countries.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

33

Bond Portfolio

October 31, 2015

Notes to Financial Statements — continued

At October 31, 2015, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Corporate Bonds & Notes	$—	$234,277,458	$—	$234,277,458
Foreign Corporate Bonds	—	178,070,782	—	178,070,782
Foreign Government Bonds	—	205,544,272	—	205,544,272
Convertible Bonds	—	145,848,152	—	145,848,152
Commercial Mortgage-Backed Securities	—	24,455,872	—	24,455,872
Tax-Exempt Investments	—	5,195,567	—	5,195,567
Senior Floating-Rate Loans	—	15,449,842	207,665	15,657,507
Common Stocks	205,411,013	—	0	205,411,013
Convertible Preferred Stocks	—	49,183,353	41,673	49,225,026
Preferred Stocks	—	24,385,881	—	24,385,881
Short-Term Investments	—	48,576,156	—	48,576,156

Total Investments	$205,411,013	$930,987,335	$249,338	$1,136,647,686

* None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2015 is not presented.

At October 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

34

Bond Portfolio

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Bond Portfolio:

We have audited the accompanying statement of assets and liabilities of Bond Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the periods presented. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2015, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Bond Portfolio as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2015

35

Eaton Vance

Bond Fund

October 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) and Bond Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

36

Eaton Vance

Bond Fund

October 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President of the Trust and Vice President of the Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Kathleen C. Gaffney 1961	President of the Portfolio	2013	Vice President of EVM and BMR. Formerly, vice president and portfolio manager at Loomis, Sayles & Company (for more than five years).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

37

Eaton Vance

Bond Fund

October 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

38

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

39

This Page Intentionally Left Blank

Investment Adviser of Bond Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Bond Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

13991 10.31.15

Eaton Vance

Bond Fund II

Annual Report

October 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2015

Eaton Vance

Bond Fund II

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	17 and 31

Federal Tax Information	18

Management and Organization	32

Important Notices	35

Eaton Vance

Bond Fund II

October 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the 12-month period ended October 31, 2015, the U.S. economy continued to experience moderate growth and low inflation. Fixed-income investors became increasingly concerned about declining growth in the eurozone, Japan and China. The result was strong worldwide demand for U.S. Treasurys that pushed Treasury rates down in the early months of the period.

Beginning in February 2015, however, rates in the short end of the yield curve began to creep upward, as investors believed the Federal Reserve Board (the Fed) was getting closer to a rate hike. In the following months, as European interest rates rose from historic lows, yields on longer maturity Treasurys climbed as well.

One of the strongest headwinds during the 12-month period was slowing growth in China, the world’s second-largest economy. The Chinese government took steps to stimulate growth, such as cutting interest rates and bank reserve requirements. Nonetheless, industrial production, retail sales and other key segments of the economy remained sluggish. In August 2015, China surprised the markets by devaluing its currency. After a number of U.S. economic numbers came in weaker than expected, the Fed ultimately held short-term rates near zero at its September and October 2015 meetings.

The slowdown in China contributed to a broad selloff in commodities, which hurt financial markets in emerging countries that export raw materials. Oil was particularly weak, falling more than 50% amid waning global demand, rising U.S. production and the decision of the Organization of the Petroleum Exporting Countries (OPEC) not to lower output.

Against this backdrop, many asset classes experienced dramatic volatility in the final two months of the fiscal period. Rising bond yields in the United States made yields on emerging-market government debt appear less attractive and also diminished the appeal of commodities. For the period, the S&P 500 Index2 returned 5.20%, the Bloomberg Commodity Index Total Return returned -25.72%, the Barclays U.S. Aggregate Bond Index returned 1.96%, and the JPMorgan Government Bond Index: Emerging Market (JPM GBI-EM) Global Diversified (Unhedged) returned -17.42%.

Fund Performance

For the fiscal year started on November 3, 2014, and ended October 31, 2015, Eaton Vance Bond Fund II (the Fund) had a total return of -10.85% for Class A shares at net asset value (NAV), underperforming its benchmark, the Barclays U.S. Government/Credit Bond Index (the Index), which returned 1.79% for the same period.

Asset allocation into sectors not included in the Index proved to be the largest detractor to the Fund’s performance relative to the Index. High-yield bonds, non-U.S. dollar-denominated bonds of emerging-market debt (EMD) and convertible securities hurt performance, as investors favored so-called “safe haven” investments such as U.S. Treasury and federal agency securities, which the Fund did not own during the period. In particular, the Fund’s commodity-related holdings in companies, currencies and countries also weighed on relative performance, as investors feared a potential deflationary environment.

Floating-rate loans contributed modestly to the Fund’s performance relative to the Index, but their positive effects were diminutive. Several domestic homebuilder convertible bonds delivered the biggest lift to Fund performance, as investors maintained a favorable view on housing fundamentals, including high affordability, increasing incomes and lower inventories of unsold homes. The Fund also purchased Greek bonds of both the government and a major telecom company denominated in euros, which benefited from an improving political situation in Greece’s financial situation as well as a very mild appreciation of the currency. Holdings in the Greek telecom company were sold during the period.

Below-investment-grade bonds (junk bonds) and convertible securities weighed on the Fund’s performance relative to the Index, as investors sought out safe haven investments. Securities of commodity-related companies held in the Fund were hit hard by the downturn in the underlying commodities markets, in particular energy company debt. And non-U.S. dollar-denominated EMD likewise detracted from Fund performance, as the value of the U.S. dollar appreciated against the six foreign currencies in the Fund and credit spreads widened.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Bond Fund II

October 31, 2015

Performance2,3

Portfolio Managers Kathleen C. Gaffney, CFA, Stephen C. Concannon, CFA, Michael J. Turgel, CFA and Henry Peabody, CFA

% Cumulative Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	11/03/2014	11/03/2014	—	—	–10.85%
Class A with 4.75% Maximum Sales Charge	—	—	—	—	–15.09
Class C at NAV	11/03/2014	11/03/2014	—	—	–11.56
Class C with 1% Maximum Sales Charge	—	—	—	—	–12.41
Class I at NAV	11/03/2014	11/03/2014	—	—	–10.64
Barclays U.S. Government/Credit Bond Index	—	—	1.72%	3.09%	1.79%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.12%	1.87%	0.87%
Net			0.95	1.70	0.70

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	11/03/2014	$8,844	$8,759
Class I	$250,000	11/03/2014	$223,402	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Bond Fund II

October 31, 2015

Fund Profile5

Credit Quality (% of total investments, excluding common stocks and short-term investments)[6] * Amount is less than 0.05%.	Asset Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Bond Fund II

October 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Bloomberg Commodity Index Total Return is designed to provide diversified commodity exposure, with weightings based on each underlying commodity’s liquidity and economic significance. Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. JPMorgan Government Bond Index: Emerging Market (JPM GBI-EM) Global Diversified (Unhedged) is an unmanaged index of local-currency bonds with maturities of more than one year issued by emerging markets governments. Barclays U.S. Government/Credit Bond Index measures the performance of U.S. Treasuries, government-related and investment-grade U.S. corporate securities with a maturity of one year or more. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Cumulative Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 2/29/16. Without the reimbursement, if applicable, performance would have been lower.
[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

Fund profile subject to change due to active management.

5

Eaton Vance

Bond Fund II

October 31, 2015

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 – October 31, 2015).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period* (5/1/15 – 10/31/15)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$895.80	$4.54	**	0.95%
Class C	$1,000.00	$891.70	$8.11	**	1.70%
Class I	$1,000.00	$896.10	$3.35	**	0.70%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.40	$4.84	**	0.95%
Class C	$1,000.00	$1,016.60	$8.64	**	1.70%
Class I	$1,000.00	$1,021.70	$3.57	**	0.70%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2015. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Eaton Vance

Bond Fund II

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Investment in Bond Portfolio II, at value (identified cost, $22,623,382)	$19,226,553
Receivable from affiliate	28,335
Total assets	$19,254,888

Liabilities
Payable to affiliates:
Distribution and service fees	$194
Trustees’ fees	42
Accrued expenses	36,870
Total liabilities	$37,106
Net Assets	$19,217,782

Sources of Net Assets
Paid-in capital	$22,746,885
Accumulated net realized loss from Portfolio	(164,101)
Accumulated undistributed net investment income	31,827
Net unrealized depreciation from Portfolio	(3,396,829)
Total	$19,217,782

Class A Shares
Net Assets	$95,861
Shares Outstanding	11,228
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.54
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$8.97

Class C Shares
Net Assets	$190,976
Shares Outstanding	22,380
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.53

Class I Shares
Net Assets	$18,930,945
Shares Outstanding	2,216,571
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.54

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Bond Fund II

October 31, 2015

Statement of Operations

Investment Income	Period Ended October 31, 2015(1)
Interest income allocated from Portfolio	$1,016,483
Dividends allocated from Portfolio	94,731
Expenses allocated from Portfolio	(152,690)
Net investment income from Portfolio	$958,524

Expenses
Distribution and service fees
Class A	$248
Class C	1,058
Trustees’ fees and expenses	542
Custodian fee	11,723
Transfer and dividend disbursing agent fees	1,678
Legal and accounting services	33,809
Printing and postage	12,512
Registration fees	89,998
Miscellaneous	9,403
Total expenses	$160,971
Deduct —
Allocation of expenses to affiliate	$159,665
Total expense reductions	$159,665

Net expenses	$1,306

Net investment income	$957,218

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$(92,923)
Foreign currency transactions	(8,793)
Net realized loss	$(101,716)
Change in unrealized appreciation (depreciation) —
Investments	$(3,394,781)
Foreign currency	(2,048)
Net change in unrealized appreciation (depreciation)	$(3,396,829)

Net realized and unrealized loss	$(3,498,545)

Net decrease in net assets from operations	$(2,541,327)

(1)	For the period from the start of business, November 3, 2014, to October 31, 2015.

8	See Notes to Financial Statements.

Eaton Vance

Bond Fund II

October 31, 2015

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended October 31, 2015(1)
From operations —
Net investment income	$957,218
Net realized loss from investment and foreign currency transactions	(101,716)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(3,396,829)
Net decrease in net assets from operations	$(2,541,327)
Distributions to shareholders —
From net investment income
Class A	$(4,868)
Class C	(4,598)
Class I	(979,314)
Total distributions to shareholders	$(988,780)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$227,683
Class C	219,334
Class I	24,606,023
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	4,868
Class C	4,598
Class I	961,560
Cost of shares redeemed
Class A	(114,989)
Class C	(7,537)
Class I	(3,153,651)
Net increase in net assets from Fund share transactions	$22,747,889

Net increase in net assets	$19,217,782

Net Assets
At beginning of period	$—
At end of period	$19,217,782

Accumulated undistributed net investment income included in net assets
At end of period	$31,827

(1)	For the period from the start of business, November 3, 2014, to October 31, 2015.

9	See Notes to Financial Statements.

Eaton Vance

Bond Fund II

October 31, 2015

Financial Highlights

	Class A
	Period Ended October 31, 2015(1)
Net asset value — Beginning of period	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.431
Net realized and unrealized loss	(1.491)

Total loss from operations	$(1.060)

Less Distributions
From net investment income	$(0.400)
Total distributions	$(0.400)

Net asset value — End of period	$8.540

Total Return(3)	(10.85	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$96
Ratios (as a percentage of average daily net assets):(5)
Expenses	0.95	%(6)(7)
Net investment income	4.65	%(7)
Portfolio Turnover of the Portfolio	30	%(4)(8)

(1)	For the period from the start of business, November 3, 2014, to October 31, 2015.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.92% of average daily net assets for the period ended October 31, 2015). Absent this reimbursement, total return would be lower.

(7)	Annualized.

(8)	For the period from the Portfolio’s start of business, November 3, 2014, to October 31, 2015.

10	See Notes to Financial Statements.

Eaton Vance

Bond Fund II

October 31, 2015

Financial Highlights — continued

	Class C
	Period Ended October 31, 2015(1)
Net asset value — Beginning of period	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.385
Net realized and unrealized loss	(1.518)

Total loss from operations	$(1.133)

Less Distributions
From net investment income	$(0.337)
Total distributions	$(0.337)

Net asset value — End of period	$8.530

Total Return(3)	(11.56	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$191
Ratios (as a percentage of average daily net assets):(5)
Expenses	1.70	%(6)(7)
Net investment income	4.22	%(7)
Portfolio Turnover of the Portfolio	30	%(4)(8)

(1)	For the period from the start of business, November 3, 2014, to October 31, 2015.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.92% of average daily net assets for the period ended October 31, 2015). Absent this reimbursement, total return would be lower.

(7)	Annualized.

(8)	For the period from the Portfolio’s start of business, November 3, 2014, to October 31, 2015.

11	See Notes to Financial Statements.

Eaton Vance

Bond Fund II

October 31, 2015

Financial Highlights — continued

	Class I
	Period Ended October 31, 2015(1)
Net asset value — Beginning of period	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.413
Net realized and unrealized loss	(1.450)

Total loss from operations	$(1.037)

Less Distributions
From net investment income	$(0.423)
Total distributions	$(0.423)

Net asset value — End of period	$8.540

Total Return(3)	(10.64	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,931
Ratios (as a percentage of average daily net assets):(5)
Expenses	0.70	%(6)(7)
Net investment income	4.38	%(7)
Portfolio Turnover of the Portfolio	30	%(4)(8)

(1)	For the period from the start of business, November 3, 2014, to October 31, 2015.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.92% of average daily net assets for the period ended October 31, 2015). Absent this reimbursement, total return would be lower.

(7)	Annualized.

(8)	For the period from the Portfolio’s start of business, November 3, 2014, to October 31, 2015.

12	See Notes to Financial Statements.

Eaton Vance

Bond Fund II

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Bond Fund II (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund commenced operations on November 3, 2014. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund primarily invests its assets in interests in Bond Portfolio II (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The Fund may also invest directly in securities and other instruments. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at October 31, 2015). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset

13

Eaton Vance

Bond Fund II

October 31, 2015

Notes to Financial Statements — continued

value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the period ended October 31, 2015 was as follows:

Period Ended October 31, 2015

Distributions declared from:
Ordinary income	$988,780

During the period ended October 31, 2015, accumulated net realized loss was increased by $62,385, accumulated distributions in excess of net investment income was decreased by $63,389 and paid-in capital was decreased by $1,004 due to differences between book and tax accounting, primarily for foreign currency gain (loss), paydown gain (loss), premium amortization, accretion of market discount and distributions from real estate investment trusts (REITs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$32,378
Deferred capital losses	$(60,575)
Net unrealized depreciation	$(3,500,906)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, distributions from REITs, premium amortization, accretion of market discount and deemed dividends on convertible securities.

At October 31, 2015, the Fund, for federal income tax purposes, had deferred capital losses of $60,575 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2015, $60,575 are short-term.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 0.55% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion and is payable monthly. On Investable Assets of $1 billion and over, the annual fee is reduced. For the period ended October 31, 2015, the Fund incurred no investment adviser and administration fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.95%, 1.70% and 0.70% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 29, 2016. Pursuant to this agreement, EVM was allocated $159,988 of the Fund’s operating expenses for the period ended October 31, 2015.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the period ended October 31, 2015, EVM earned $145 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $353 as its portion of the sales charge on sales of Class A shares for the period ended October 31, 2015. EVD also received distribution and service fees from Class A and Class C shares (see Note 4).

14

Eaton Vance

Bond Fund II

October 31, 2015

Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the period ended October 31, 2015 amounted to $248 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the period ended October 31, 2015, the Fund paid or accrued to EVD $796 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the period ended October 31, 2015 amounted to $262 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the period ended October 31, 2015, the Fund was informed that EVD received no CDSCs paid by Class A and Class C shareholders.

6  Investment Transactions

For the period ended October 31, 2015, increases and decreases in the Fund’s investment in the Portfolio aggregated $25,153,654 and $3,386,757, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Period Ended October 31, 2015(1)

Sales	24,075
Issued to shareholders electing to receive payments of distributions in Fund shares	545
Redemptions	(13,392)

Net increase	11,228

Class C	Period Ended October 31, 2015(1)

Sales	22,729
Issued to shareholders electing to receive payments of distributions in Fund shares	511
Redemptions	(860)

Net increase	22,380

15

Eaton Vance

Bond Fund II

October 31, 2015

Notes to Financial Statements — continued

Class I	Period Ended October 31, 2015(1)

Sales	2,473,196
Issued to shareholders electing to receive payments of distributions in Fund shares	103,406
Redemptions	(360,031)

Net increase	2,216,571

(1)	For the period from the start of business, November 3, 2014, to October 31, 2015.

At October 31, 2015, EVM owned 93.0% of the value of the outstanding shares of the Fund.

16

Eaton Vance

Bond Fund II

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Bond Fund II:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Bond Fund II (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of October 31, 2015, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from the start of business, November 3, 2014, to October 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Bond Fund II as of October 31, 2015 and the results of its operations, the changes in its net assets and the financial highlights for the period from the start of business, November 3, 2014, to October 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2015

17

Eaton Vance

Bond Fund II

October 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended October 31, 2015, the Fund designates approximately $94,375, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2015 ordinary income dividends, 9.28% qualifies for the corporate dividends received deduction.

18

Bond Portfolio II

October 31, 2015

Portfolio of Investments

Corporate Bonds & Notes — 36.7%

Security		Principal Amount* (000’s omitted)	Value

Banks — 4.2%
Citigroup, Inc., 5.13%, 11/12/19	NZD	260	$183,562
Citigroup, Inc., 6.25%, 6/29/17	NZD	265	187,341
Goldman Sachs Group, Inc. (The), 5.20%, 12/17/19	NZD	165	116,579
JPMorgan Chase & Co., 4.25%, 11/2/18	NZD	385	265,183
Morgan Stanley, 7.60%, 8/8/17	NZD	82	58,987

			$811,652

Commercial Services — 1.8%
Block Financial, LLC, 5.25%, 10/1/25		95	$97,163
ServiceMaster Co., LLC (The), 7.25%, 3/1/38		20	19,200
ServiceMaster Co., LLC (The), 7.45%, 8/15/27		95	97,613
Western Union Co. (The), 6.20%, 11/17/36		125	125,500

			$339,476

Computers — 2.9%
Seagate HDD Cayman, 4.875%, 6/1/27(1)		410	$357,304
SunGard Availability Services Capital, Inc., 8.75%, 4/1/22(1)		320	201,600

			$558,904

Diversified Financial Services — 4.1%
Jefferies Group, LLC, 6.50%, 1/20/43		350	$343,973
Navient Corp., 5.625%, 8/1/33		495	365,062
Textron Financial Corp., 6.00% to 2/15/17, 2/15/67(1)(2)		105	77,963

			$786,998

Home Builders — 2.3%
MDC Holdings, Inc., 6.00%, 1/15/43		546	$444,990

			$444,990

Iron & Steel — 0.5%
JMC Steel Group, Inc., 8.25%, 3/15/18(1)		135	$92,475

			$92,475

Media — 1.8%
Viacom, Inc., 5.25%, 4/1/44		390	$340,456

			$340,456

Metal Fabricate & Hardware — 1.3%
Valmont Industries, Inc., 5.00%, 10/1/44		280	$247,086

			$247,086

Security	Principal Amount* (000’s omitted)	Value

Mining — 6.4%
Cliffs Natural Resources, Inc., 6.25%, 10/1/40	392	$113,680
Freeport-McMoRan, Inc., 5.45%, 3/15/43	495	355,162
Southern Copper Corp., 5.25%, 11/8/42	550	448,573
Teck Resources, Ltd., 5.20%, 3/1/42	296	161,320
Teck Resources, Ltd., 5.40%, 2/1/43	58	31,610
Teck Resources, Ltd., 6.25%, 7/15/41	225	128,813

		$1,239,158

Miscellaneous Manufacturing — 1.5%
Trinity Industries, Inc., 4.55%, 10/1/24	314	$299,136

		$299,136

Oil & Gas — 5.8%
Apache Corp., 4.25%, 1/15/44	276	$243,456
Continental Resources, Inc., 3.80%, 6/1/24	275	230,654
Noble Energy, Inc., 5.05%, 11/15/44	310	284,000
Rowan Cos., Inc., 5.40%, 12/1/42	525	364,467

		$1,122,577

Retail — 3.0%
JC Penney Corp., Inc., 6.375%, 10/15/36	550	$396,000
Walgreens Boots Alliance, Inc., 4.80%, 11/18/44	100	92,525
Yum! Brands, Inc., 5.35%, 11/1/43	100	79,814

		$568,339

Telecommunications — 1.1%
Avaya, Inc., 10.50%, 3/1/21(1)	545	$213,912

		$213,912

Total Corporate Bonds & Notes (identified cost $8,098,445)		$7,065,159

Foreign Corporate Bonds — 20.0%

Security	Principal Amount* (000’s omitted)	Value

Engineering & Construction — 0.6%
Empresas ICA SAB de CV, 8.875%, 5/29/24(1)	420	$105,000

		$105,000

Mining — 3.0%
Barrick Gold Corp., 5.25%, 4/1/42	415	$340,242

19	See Notes to Financial Statements.

Bond Portfolio II

October 31, 2015

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Mining (continued)
Newcrest Finance Pty, Ltd., 4.20%, 10/1/22(1)		55	$49,752
Newcrest Finance Pty, Ltd., 5.75%, 11/15/41(1)		235	182,574

			$572,568

Miscellaneous Manufacturing — 1.2%
Bombardier, Inc., 7.45%, 5/1/34(1)		205	$143,500
Bombardier, Inc., 7.50%, 3/15/25(1)		110	85,800

			$229,300

Oil & Gas — 7.8%
Ecopetrol SA, 5.875%, 5/28/45		405	$334,125
Ensco PLC, 5.75%, 10/1/44		500	380,319
Odebrecht Offshore Drilling Finance, Ltd., 6.75%, 10/1/22(1)		385	132,664
Pacific Drilling SA, 5.375%, 6/1/20(1)		465	249,938
Pacific Exploration and Production Corp., 5.625%, 1/19/25(1)		245	93,100
Petrobras Global Finance BV, 5.625%, 5/20/43		470	310,576

			$1,500,722

Telecommunications — 7.4%
America Movil SAB de CV, 6.45%, 12/5/22	MXN	4,000	$236,448
Axtel SAB de CV, 9.00%, 1/31/20(1)		400	411,000
Colombia Telecomunicaciones SA ESP, 8.50% to 3/30/20, 12/29/49(1)(2)		120	107,850
Oi SA, 5.75%, 2/10/22(1)		400	252,000
Telecom Italia Capital SA, 6.00%, 9/30/34		447	422,415

			$1,429,713

Total Foreign Corporate Bonds (identified cost $4,915,527)			$3,837,303

Foreign Government Bonds — 13.0%

Security		Principal Amount* (000’s omitted)	Value

Brazil — 3.6%
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/21	BRL	3,320	$697,791

			$697,791

Ecuador — 0.8%
Republic of Ecuador, 7.95%, 6/20/24(1)		200	$153,000

			$153,000

Security		Principal Amount* (000’s omitted)	Value

Greece — 0.7%
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/23(3)(4)	EUR	10	$8,228
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/24(3)(4)	EUR	10	8,084
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/25(3)(4)	EUR	10	7,954
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/26(3)(4)	EUR	10	7,795
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/27(3)(4)	EUR	10	7,611
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/28(3)(4)	EUR	10	7,448
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/29(3)(4)	EUR	10	7,297
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/30(3)(4)	EUR	10	7,189
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/31(3)(4)	EUR	10	7,041
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/32(3)(4)	EUR	10	6,921
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/33(3)(4)	EUR	10	6,821
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/34(3)(4)	EUR	10	6,757
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/35(3)(4)	EUR	10	6,691
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/36(3)(4)	EUR	10	6,631
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/37(3)(4)	EUR	10	6,546
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/38(3)(4)	EUR	10	6,548
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/39(3)(4)	EUR	10	6,542
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/40(3)(4)	EUR	10	6,539
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/41(3)(4)	EUR	10	6,535
Hellenic Republic Government Bond, 3.00% to 2/24/20, 2/24/42(3)(4)	EUR	10	6,553

			$141,731

Mexico — 3.1%
Mexican Bonos, 7.75%, 5/29/31	MXN	7,890	$538,047
Mexican Bonos, 7.75%, 11/13/42	MXN	831	56,589

			$594,636

20	See Notes to Financial Statements.

Bond Portfolio II

October 31, 2015

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

New Zealand — 0.7%
New Zealand Government Bond, 6.00%, 12/15/17(4)	NZD	175	$126,890

			$126,890

Supranational — 4.1%
European Bank for Reconstruction & Development, 7.375%, 4/15/19	IDR	3,670,000	$242,683
European Investment Bank, 7.20%, 7/9/19(1)	IDR	1,210,000	78,317
International Finance Corp., 8.25%, 6/10/21	INR	28,400	460,832

			$781,832

Total Foreign Government Bonds (identified cost $3,052,650)			$2,495,880

Convertible Bonds — 13.4%

Security		Principal Amount (000’s omitted)	Value

Health Care – Products — 1.2%
Hologic, Inc., 0.00%, 12/15/43		$180	$228,938

			$228,938

Home Builders — 6.2%
CalAtlantic Group, Inc., 0.25%, 6/1/19		$80	$73,600
CalAtlantic Group, Inc., 1.25%, 8/1/32		315	359,494
KB Home, 1.375%, 2/1/19		400	369,750
Lennar Corp., 3.25%, 11/15/21(1)		180	384,187

			$1,187,031

Machinery – Diversified — 1.4%
Chart Industries, Inc., 2.00%, 8/1/18		$310	$272,025

			$272,025

Oil & Gas — 0.1%
American Energy - Permian Basin, LLC, 8.00%, 5/1/22(1)(5)		$100	$7,500
Ascent Resources - Utica, LLC, 3.50%, 3/1/21(1)(5)		153	16,155

			$23,655

Semiconductors — 2.7%
Intel Corp., 2.95%, 12/15/35		$400	$509,500

			$509,500

Security	Principal Amount (000’s omitted)	Value

Telecommunications — 1.8%
Ciena Corp., 3.75%, 10/15/18(1)	$255	$351,581

		$351,581

Total Convertible Bonds (identified cost $2,639,005)		$2,572,730

Commercial Mortgage-Backed Securities — 5.4%

Security	Principal Amount (000’s omitted)	Value
Americold LLC Trust Series 2010-ARTA, Class D, 7.443%, 1/14/29(1)	$100	$114,238
Commercial Mortgage Trust Series 2013-CR10, Class D, 4.792%, 8/10/46(1)(6)	150	141,244
Series 2014-CR21, Class D, 3.919%, 12/10/47(1)(6)	200	165,174
Series 2015-CR22, Class D, 4.128%, 3/10/48(1)(6)	100	82,672
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class D, 4.661%, 8/15/47(1)(6)	250	214,731
Series 2014-C25, Class D, 3.949%, 11/15/47(1)(6)	200	166,997
Wells Fargo Commercial Mortgage Trust Series 2015-C26, Class D, 3.586%, 2/15/48(1)	200	155,278

Total Commercial Mortgage-Backed Securities (identified cost $1,109,398)		$1,040,334

Senior Floating-Rate Loans — 1.6%(7)

Borrower/ Tranche Description	Principal Amount (000’s omitted)	Value

Food Services — 1.6%
Weight Watchers International, Inc., Term Loan, 4.00%, Maturing April 2, 2020	$392	$305,766

Total Senior Floating-Rate Loans (identified cost $246,491)		$305,766

Common Stocks — 0.0%(8)

Security	Shares	Value

Oil & Gas — 0.0%(8)
SandRidge Energy, Inc.(9)	13,004	$4,815

Total Common Stocks (identified cost $8,926)		$4,815

21	See Notes to Financial Statements.

Bond Portfolio II

October 31, 2015

Portfolio of Investments — continued

Convertible Preferred Stocks — 4.3%

Security	Shares	Value

Health Care – Products — 1.1%
Alere, Inc., 3.00%	625	$201,094

		$201,094

Mining — 0.2%
Cliffs Natural Resources, Inc., 7.00%	12,700	$33,933

		$33,933

Oil & Gas — 1.6%
Chesapeake Energy Corp., 5.75%	770	$287,787
SandRidge Energy, Inc., 7.00%	450	2,812
SandRidge Energy, Inc., 8.50%	1,730	13,516

		$304,115

Real Estate Investment Trusts (REITs) — 1.4%
iStar, Inc., Series J, 4.50%	5,055	$276,458

		$276,458

Total Convertible Preferred Stocks (identified cost $1,462,069)		$815,600

Short-Term Investments — 4.6%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.20%(10)	$890	$890,363

Total Short-Term Investments (identified cost $890,363)		$890,363

Total Investments — 99.0% (identified cost $22,422,874)		$19,027,950

Other Assets, Less Liabilities — 1.0%		$199,497

Net Assets — 100.0%		$19,227,447

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2015, the aggregate value of these securities is $4,787,506 or 24.9% of the Portfolio’s net assets.

(2)	Security converts to floating rate after the indicated fixed-rate coupon period.
(3)	Multi-step coupon bond. Interest rate represents the rate in effect at October 31, 2015.

(4)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2015, the aggregate value of these securities is $268,621 or 1.4% of the Portfolio’s net assets.

(5)	Represents a payment-in-kind security which may pay all or a portion of interest in additional principal at the issuer’s discretion.

(6)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2015.

(7)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(8)	Amount is less than 0.05%.

(9)	Non-income producing security.

(10)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2015.

Country Concentration of Portfolio (based on country of risk)

Country	Percentage of Net Assets	Value
United States	65.3%	$12,554,708
Brazil	7.3	1,393,031
Mexico	7.0	1,347,084
Canada	4.6	891,285
Supranational	4.1	781,832
Colombia	2.8	535,075
Peru	2.3	448,573
Italy	2.2	422,415
Australia	1.2	232,326
Ecuador	0.8	153,000
Greece	0.7	141,731
New Zealand	0.7	126,890

Total Investments	99.0%	$19,027,950

22	See Notes to Financial Statements.

Bond Portfolio II

October 31, 2015

Portfolio of Investments — continued

Currency Concentration of Portfolio

Currency	Percentage of Net Assets	Value
United States Dollar	81.3%	$15,636,970
New Zealand Dollar	4.9	938,542
Mexican Peso	4.3	831,084
Brazilian Real	3.6	697,791
Indian Rupee	2.4	460,832
Indonesian Rupiah	1.7	321,000
Euro	0.8	141,731

Total Investments	99.0%	$19,027,950

Currency Abbreviations:

BRL	–	Brazilian Real
EUR	–	Euro
IDR	–	Indonesian Rupiah
INR	–	Indian Rupee
MXN	–	Mexican Peso
NZD	–	New Zealand Dollar

23	See Notes to Financial Statements.

Bond Portfolio II

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Unaffiliated investments, at value (identified cost, $21,532,511)	$18,137,587
Affiliated investment, at value (identified cost, $890,363)	890,363
Dividends receivable	16,625
Interest receivable	338,390
Interest receivable from affiliated investment	112
Total assets	$19,383,077

Liabilities
Payable for investments purchased	$96,267
Payable to affiliates:
Investment adviser fee	8,944
Trustees’ fees	152
Due to affiliate	7,052
Accrued expenses	43,215
Total liabilities	$155,630
Net Assets applicable to investors’ interest in Portfolio	$19,227,447

Sources of Net Assets
Investors’ capital	$22,624,419
Net unrealized depreciation	(3,396,972)
Total	$19,227,447

24	See Notes to Financial Statements.

Bond Portfolio II

October 31, 2015

Statement of Operations

Investment Income	Period Ended October 31, 2015(1)
Interest	$1,008,179
Dividends	94,735
Interest allocated from affiliated investment	8,347
Expenses allocated from affiliated investment	(762)
Total investment income	$1,110,499

Expenses
Investment adviser fee	$119,950
Trustees’ fees and expenses	1,797
Custodian fee	31,144
Legal and accounting services	37,317
Miscellaneous	2,354
Total expenses	$192,562
Deduct —
Allocation of expenses to affiliate	$40,305
Total expense reductions	$40,305

Net expenses	$152,257

Net investment income	$958,242

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(92,941)
Investment transactions allocated from affiliated investment	14
Foreign currency transactions	(8,793)
Net realized loss	$(101,720)
Change in unrealized appreciation (depreciation) —
Investments	$(3,394,924)
Foreign currency	(2,048)
Net change in unrealized appreciation (depreciation)	$(3,396,972)

Net realized and unrealized loss	$(3,498,692)

Net decrease in net assets from operations	$(2,540,450)

(1)	For the period from the start of business, November 3, 2014, to October 31, 2015.

25	See Notes to Financial Statements.

Bond Portfolio II

October 31, 2015

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended October 31, 2015(1)
From operations —
Net investment income	$958,242
Net realized loss from investment and foreign currency transactions	(101,720)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(3,396,972)
Net decrease in net assets from operations	$(2,540,450)
Capital transactions —
Contributions	$25,154,654
Withdrawals	(3,386,757)
Net increase in net assets from capital transactions	$21,767,897

Net increase in net assets	$19,227,447

Net Assets
At beginning of period	$—
At end of period	$19,227,447

(1)	For the period from the start of business, November 3, 2014, to October 31, 2015.

26	See Notes to Financial Statements.

Bond Portfolio II

October 31, 2015

Supplementary Data

Ratios/Supplemental Data	Period Ended October 31, 2015(1)
Ratios (as a percentage of average daily net assets):
Expenses(2)	0.70	%(3)(4)
Net investment income	4.39	%(4)
Portfolio Turnover	30	%(5)

Total Return	(10.63	)%(5)

Net assets, end of period (000’s omitted)	$19,227

(1)	For the period from the start of business, November 3, 2014, to October 31, 2015.

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)	The investment adviser reimbursed certain operating expenses (equal to 0.18% of average daily net assets for the period ended October 31, 2015). Absent this reimbursement, total return would be lower.

(4)	Annualized.

(5)	Not annualized.

27	See Notes to Financial Statements.

Bond Portfolio II

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Bond Portfolio II (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio commenced operations on November 3, 2014. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2015, Eaton Vance Bond Fund II held an interest of 99.9% in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date.

28

Bond Portfolio II

October 31, 2015

Notes to Financial Statements — continued

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.55% of the Portfolio’s average daily net assets up to $1 billion and at reduced rates on daily net assets of $1 billion and over, and is payable monthly. For the period ended October 31, 2015, the Portfolio’s investment adviser fee amounted to $119,950 or 0.55% (annualized) of the Portfolio’s average daily net assets. Pursuant to a voluntary expense reimbursement, BMR was allocated $40,305 of the Portfolio’s operating expenses for the period ended October 31, 2015. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended October 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $26,506,742 and $4,911,060, respectively, for the period ended October 31, 2015.

29

Bond Portfolio II

October 31, 2015

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$22,526,954

Gross unrealized appreciation	$255,649
Gross unrealized depreciation	(3,754,653)

Net unrealized depreciation	$(3,499,004)

The net unrealized depreciation on foreign currency transactions at October 31, 2015 on a federal income tax basis was $2,048.

5  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States. The foregoing risks of foreign investing can be more significant in less developed countries characterized as emerging market countries.

6  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2015, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds & Notes	$—	$7,065,159	$—	$7,065,159
Foreign Corporate Bonds	—	3,837,303	—	3,837,303
Foreign Government Bonds	—	2,495,880	—	2,495,880
Convertible Bonds	—	2,572,730	—	2,572,730
Commercial Mortgage-Backed Securities	—	1,040,334	—	1,040,334
Senior Floating-Rate Loans	—	305,766	—	305,766
Common Stocks	4,815	—	—	4,815
Convertible Preferred Stocks	—	815,600	—	815,600
Short-Term Investments	—	890,363	—	890,363

Total Investments	$4,815	$19,023,135	$—	$19,027,950

30

Bond Portfolio II

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Bond Portfolio II:

We have audited the accompanying statement of assets and liabilities of Bond Portfolio II (the “Portfolio”), including the portfolio of investments, as of October 31, 2015, and the related statement of operations, the statement of changes in net assets and the supplementary data for the period from the start of business, November 3, 2014, to October 31, 2015. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Bond Portfolio II as of October 31, 2015 and the results of its operations, the changes in its net assets and the supplementary data for the period from the start of business, November 3, 2014, to October 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2015

31

Eaton Vance

Bond Fund II

October 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) and Bond Portfolio II (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

32

Eaton Vance

Bond Fund II

October 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President of the Trust and Vice President of the Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Kathleen C. Gaffney 1961	President of the Portfolio	2013	Vice President of EVM and BMR. Formerly, vice president and portfolio manager at Loomis, Sayles & Company (for more than five years).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.

33

Eaton Vance

Bond Fund II

October 31, 2015

Management and Organization — continued

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

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Investment Adviser of Bond Portfolio II

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Bond Fund II

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Asset Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

20355 10.31.15

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Eaton Vance Bond Fund, Eaton Vance Bond Fund II and Eaton Vance Short Duration Real Return Fund (the “Fund(s)”) are series of Eaton Vance Special Investment Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 16 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report.

The following table presents the aggregate fees billed to the fund for the fund’s fiscal years ended October 31, 2014 and October 31, 2015 by the fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Bond Fund Fiscal Years Ended	10/31/14	10/31/15
Audit Fees	$14,550	$27,300
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,130	$13,549
All Other Fees(3)	$0	$0

Total	$25,680	$40,849

Eaton Vance Bond Fund II* Fiscal Period Ended	10/31/15*
Audit Fees	$20,050
Audit-Related Fees(1)	$0
Tax Fees(2)	$10,900
All Other Fees(3)	$0

Total	$30,950

*	Fund commenced operations on November 3, 2014.

Eaton Vance Short Duration Real Return Fund Fiscal Years Ended	10/31/14	10/31/15
Audit Fees	$30,970	$28,820
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,400	$11,227
All Other Fees(3)	$0	$0

Total	$42,370	$40,047

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (October 31, November 30 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	11/30/13	12/31/13	10/31/14	11/30/14	12/31/14	10/31/15
Audit Fees	$29,780	$359,520	$45,520	$33,580	$380,770	$76,170
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$8,890	$153,430	$22,530	$9,460	$171,905	$35,676
All Other Fees(3)	$0	$0	$0	$0	$0	$0

Total	$38,670	$512,950	$68,050	$43,040	$552,675	$111,846

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	11/30/13	12/31/13	10/31/14	11/30/14	12/31/14	10/31/15
Registrant(1)	$8,890	$153,430	$22,530	$9,460	$171,905	$35,676
Eaton Vance(2)	$409,385	$409,385	$99,750	$99,750	$99,750	$46,000

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Special Investment Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	December 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	December 18, 2015

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	December 18, 2015